VANGUARD
SPECIALIZED
PORTFOLIOS

Annual Report
January 31, 1997

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.


[PHOTO]

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.




                                    CONTENTS


                                  A Message To
                                Our Shareholders

                                       1


                                  The Markets
                                 In Perspective

                                       6


                                  Report From
                                  The Advisers

                                       8


                                   Portfolio
                                    Profiles

                                       12


                                  Performance
                                   Summaries

                                       20


                                   Financial
                                   Statements

                                       25


                                   Report Of
                                  Independent
                                  Accountants

                                       46


                                 Directors And
                                    Officers

                               INSIDE BACK COVER

[PHOTO]

John C. Bogle

[PHOTO]

John J. Brennan

FELLOW SHAREHOLDER,


Financial markets diverged during the twelve months ended January 31, 1997, the fiscal year for Vanguard Specialized Portfolios. Unlike fiscal 1996, when a strong rising tide in the financial markets lifted nearly all boats, fiscal 1997 featured a robust overall stock market, a lackluster bond market, and a distinctly hostile market for gold. The standard barometer for the overall stock market, the Standard & Poor's 500 Composite Stock Price Index, provided a truly remarkable total return of +26.3% for the twelve months ended January 31. By contrast, the Lehman Brothers Aggregate Bond Index, a good proxy for the overall bond market, had a total return of only +3.3%.

         In this environment, each of our Vanguard Specialized Portfolios provided a return that reflected its narrowly defined investment focus. The table at right presents the total return (capital change plus reinvested dividends) for each Portfolio compared with its respective competitive fund standard and its unmanaged performance benchmark: for our three "regular" equity Portfolios, the S&P 500 Index; for our Gold & Precious Metals Portfolio, the Salomon Brothers World Gold & Precious Metals Index; and for our new REIT Index Portfolio, the Morgan Stanley Real Estate Investment Trust Index.


----------------------------------------------------------------------
                                                       TOTAL RETURNS
                                                     FISCAL YEAR ENDED
                                                      JANUARY 31, 1997
----------------------------------------------------------------------
Energy Portfolio                                            +40.3%
Average Natural Resources Fund                              +30.9
----------------------------------------------------------------------
Health Care Portfolio                                       +20.6%
Average Health Care Fund                                    +12.5
----------------------------------------------------------------------
Utilities Income Portfolio                                  + 5.5%
Average Utility Fund                                        +10.0
----------------------------------------------------------------------
S&P 500 Index                                               +26.3%
----------------------------------------------------------------------
Gold & Precious Metals Portfolio                            -20.5%
Average Gold Fund                                           -14.0
Salomon World Gold Index                                    -14.9
----------------------------------------------------------------------
REIT Index Portfolio*                                       +30.3%
Average Real Estate Fund*                                   +26.2
Morgan Stanley REIT Index*                                  +30.7
----------------------------------------------------------------------

*Since the REIT Index Portfolio's inception on
 May 13, 1996.

         Per-share figures for each Portfolio, including net asset values, income dividends, and any capital gains distributions, are presented on page 5.

OVERVIEW OF THE PORTFOLIOS

Although the stock market as a whole provided generous returns in fiscal 1997, the market's performance was decidedly mixed, varying with both the market capitalization (the share price multiplied by the number of shares outstanding) of stocks and the industry sectors measured.

         As noted above, the S&P 500 Index, which is dominated by large-capitalization stocks, provided a total return of +26.3%. With its gain of +38.7% in our prior fiscal year, the Index has provided an incredible cumulative return of +75% over the two years. Smaller stocks lagged again; during fiscal 1997 the Wilshire 4500 Equity Index achieved a +19.7% return (bringing its two-year return to just shy of +60%). Performance disparities were even greater within sectors of the S&P 500 Index. Total returns ranged from +2.1% for the utilities group to an astounding +54.1% for the technology sector, which was led by such huge investor favorites as Intel, Microsoft, and IBM.

         The Vanguard Specialized Portfolios also provided highly diverse returns--Energy much better than the market averages, Health Care and Utilities Income worse, and Gold & Precious Metals actually down rather sharply--that were pretty much in keeping with those of the sectors in which they invest.

ENERGY PORTFOLIO

The Energy Portfolio's total return of +40.3% in fiscal 1997 was the best by far in our history. Stocks of energy producers and oil-service firms rose even more steeply than the prices of oil and natural gas, both of which registered strong gains because of increased demand and concerns about tight supplies. A number of companies that had been forced by low energy prices to become markedly more efficient were able to take full advantage of the increased prices.

         Through excellent stock selection, our adviser, Wellington Management Company, made the most of the sector's strong showing. Our return was 4 percentage points ahead of the S&P Energy Index and fully 14 percentage points higher than the S&P 500 Index, which itself surpassed most equity mutual funds. We also were 9.4 percentage points above the return on the average natural resources fund--making fiscal 1997 the fifth consecutive year in which we have outpaced our average competitor.

         Our edge was due in part to the fact that our Portfolio is truly concentrated (97%) in the energy sector, while the typical natural resources fund invests about half its assets in energy stocks. Another factor in our favor--especially over the long run--has been our low expense ratio. At 0.39% of average net assets, our expense ratio in fiscal 1997 was more than 1.3 percentage points below the ratio of 1.77% for the average natural resources fund. This difference contributed one-third to our annual advantage of 4.1 percentage points over the average natural resources fund during the past ten years. Such an edge looms large over a full decade. A hypothetical $10,000 investment in our Portfolio grew over the ten years to $37,940 versus $26,361 for our average competitor. The difference of $11,579 is more than the amount initially invested.

--------------------------------------------------------------
                                         TOTAL RETURN
                               10 YEARS ENDED JANUARY 31, 1997
                               -------------------------------
                                   AVERAGE    FINAL VALUE OF
                                   ANNUAL        A $10,000
                                    RATE    INITIAL INVESTMENT
--------------------------------------------------------------
Energy Portfolio                   +14.3%         $37,940
--------------------------------------------------------------
Average Natural Resources Fund     +10.2%         $26,361
--------------------------------------------------------------
S&P 500 Index                      +14.5%         $38,850
--------------------------------------------------------------

         Of course, these returns are merely history and should not be regarded as emblematic of future returns, which may be lower or higher than those earned during the past decade.

GOLD & PRECIOUS METALS PORTFOLIO

While optimism prevailed in the broad stock market during fiscal 1997, gloom pervaded the niche where our Gold & Precious Metals Portfolio invests. Gold prices fell by roughly -15% in fiscal 1997. Our Portfolio's return was even worse, a dismal -20.5%, which lagged by a substantial margin the -14.0% loss on the average gold fund and the -14.9% return on the Salomon World Gold Index.

         Our diversification--which we regard as a long-term strength of the Portfolio--worked against us in fiscal 1997. We held, on average, less than 40% of our assets in U.S. and Canadian companies, the strongest performers. The average competing fund held more than 60% of its assets in North American gold stocks. On the other hand, we had about one-third of our assets in South African stocks during the year, roughly twice the weighting of the average competing fund. South African share prices were hit by a double whammy. The first blow was the decline in bullion prices, to which South African companies are especially sensitive. The second was the fall in the value of the rand versus the U.S. dollar, which reduced the dollar value of securities denominated in the South African currency.

         The losses of fiscal 1997 took a great deal of the glitter off the long-term returns of our Portfolio and its comparative benchmarks. During the ten years ended January 31, 1997, our average annual return was +4.1%. Though quite disappointing on an absolute basis, this was better than the +2.7% average annual return on the peer group of funds over the same period. Neither our Portfolio nor the average gold fund kept pace with the Salomon World Gold Index, whose average return over the decade was +5.1% annually. The future returns of the Portfolio--both on an absolute basis and in relation to the Index and to competing gold funds--cannot be predicted and may be higher or lower than the long-term average returns shown in the table above.

--------------------------------------------------------
                                  TOTAL RETURN
                         10 YEARS ENDED JANUARY 31, 1997
                         -------------------------------
                            AVERAGE    FINAL VALUE OF
                            ANNUAL        A $10,000
                             RATE    INITIAL INVESTMENT
--------------------------------------------------------
Gold & Precious Metals
Portfolio                    +4.1%         $14,984
--------------------------------------------------------
Average Gold Fund            +2.7%         $13,045
--------------------------------------------------------
Salomon World Gold Index*    +5.1%         $16,402
--------------------------------------------------------

*MSCI Gold Mines Index through December 31, 1994; Salomon World Gold Index thereafter.

HEALTH CARE PORTFOLIO

While health care has been one of the stock market's strongest sectors over the past decade, it lagged the +26.3% return for the overall market in fiscal 1997. Even so, the +20.6% return achieved by our Portfolio was quite satisfying on an absolute basis and was especially strong in relation to the average competing health-care fund, which earned +12.5% for the year.

         The stock market's strong bias toward very large companies with strong market positions accounts for part of both our shortfall versus the Index and our advantage over the average competing fund in fiscal 1997. Our median market capitalization--the midpoint of market capitalization for all the stocks in the Portfolio--is $10.3 billion versus $27.5 billion for the S&P 500 Index. In turn, our Portfolio has a larger commitment than the average health-care fund to the big pharmaceutical companies that dominate the Index. Good stock selection by Wellington Management Company, our adviser, also helped our performance versus our competitors.

         Over the longer term, our performance has been strong on both an absolute basis--an average return of +19.2% per year over the past decade--and a relative basis, as we outpaced both the average competitor and the S&P 500 Index. Our performance versus the Index owes a good deal, of course, to the strength of the health-care sector. But our superiority over competing funds testifies, we believe, to the soundness of our investment strategy and to our low costs. Our expense ratio in fiscal 1997 of 0.38% of average assets gave us a head start of nearly 1.3 percentage points over our peers, an advantage that accounts for three-quarters of our winning margin over the past decade.

         Over long periods, a modest annual margin over competitors turns into a more-than-modest difference in earnings. A $10,000 investment made a decade ago in our Portfolio would, with reinvested dividends and capital gains distributions, have grown to $57,883, or $7,879 more than the comparable return for our average competitor. The difference is a remarkable 79% of the original investment.

--------------------------------------------------------
                                  TOTAL RETURN
                         10 YEARS ENDED JANUARY 31, 1997
                         -------------------------------
                            AVERAGE    FINAL VALUE OF
                            ANNUAL        A $10,000
                             RATE    INITIAL INVESTMENT
--------------------------------------------------------
Health Care Portfolio       +19.2%         $57,883
--------------------------------------------------------
Average Health Care Fund    +17.5%         $50,004
--------------------------------------------------------
S&P 500 Index               +14.5%         $38,850
--------------------------------------------------------

         We hasten to add that the past returns presented in the table at left are of little or no use in predicting future returns. However, given that the returns of the Portfolio and of the entire stock market during the past decade were well above long-term averages for stocks, it is logical to assume that future returns will not be as high. And we emphasize that stock prices are both unpredictable and subject to wide swings--down as well as up.

UTILITIES INCOME PORTFOLIO

Rising interest rates, the bane of utility stocks and bonds, retarded our Portfolio in fiscal 1997, resulting in a total return of +5.5%. Our performance was quite disappointing in relation to our competitors, as we trailed the +10.0% return on the average utility fund. However, we did succeed in outpacing the +4.5% return of a composite index weighted to reflect our traditional allocation of 80% to utility stocks and 20% to utility bonds. Utility stocks as a group badly lagged the overall market because of both rising interest rates and continuing concern about the effects of deregulation on the future earnings and dividend-paying ability of electric utilities.

---------------------------------------------------------
                                  TOTAL RETURN
                        MAY 15, 1992, TO JANUARY 31, 1997
---------------------------------------------------------
                            AVERAGE    FINAL VALUE OF
                            ANNUAL        A $10,000
                             RATE    INITIAL INVESTMENT
---------------------------------------------------------
Utilities Income Portfolio  +11.8%         $16,899
---------------------------------------------------------
Average Utility Fund        +10.1%         $15,737
---------------------------------------------------------
Composite Index*            +11.8%         $16,912
---------------------------------------------------------

*80% utility stocks from S&P, 20% utility bonds from Lehman.

         Our shortfall versus the average utility fund was primarily due to our position in bonds, which is nearly three times greater than that of our average peer. This allocation enables us to maintain a relatively high and durable stream of income. But it hurts our performance when bond prices decline, as inevitably occurs when interest rates rise. (In fiscal 1996, of course, rates fell and bond prices rose.)

         Its lifetime of nearly five years provides a more significant period for evaluation of the Portfolio's strategy and management. During our history the Utilities Income Portfolio has performed well on both an absolute basis and relative to its comparative benchmarks. Although it is gratifying that we surpassed our average competitor and matched the unmanaged index benchmark, we concede that the period since our inception on May 15, 1992, is too brief to constitute a long-term track record. Future returns are unpredictable and can be expected to vary from those shown above; however, we believe that one factor in our strong relative performance--our low cost relative to competitors--will endure. Our expense ratio of 0.40% is nearly 1 percentage point lower than that of the average utility fund.

REIT INDEX PORTFOLIO

Our REIT Index Portfolio is less than nine months old, having started operations on May 13, 1996. This is, of course, too short a time to allow any conclusions about the Portfolio's performance, other than to note that its infancy fortunately coincided with a strong rally in real estate stocks. The Portfolio's total return of +30.3% since inception is extraordinary, and we hasten to add that there is simply no way that such strong returns can be expected to persist indefinitely. Indeed, the REIT sector, like all narrowly defined segments of the stock market, can quickly turn from leader to laggard.

IN SUMMARY

The fiscal 1997 results of our five Portfolios demonstrate both the rewards and the risks inherent in investing in narrow segments of the stock market. Although each Portfolio is widely diversified within its niche, each is devoted to only a small segment of the entire market and is, therefore, subject to much more volatility than the market as a whole. For this reason, we believe, the Portfolios are best employed as part of a broadly diversified and balanced mix of stock, bond, and money market mutual funds. Once such a program is in place, we believe that the best approach is to "stay the course" through the inevitable ups and downs of the financial markets.


/s/ JOHN C. BOGLE                              /s/ JOHN J. BRENNAN

Chairman of the Board                          President

February 18, 1997

-------------------------------------------------------------------------------
NEW MANAGERS FOR GOLD & PRECIOUS METALS, UTILITIES INCOME PORTFOLIOS

In December 1996, Graham E. French of M&G Investment Management Ltd. succeeded David J. Hutchins as Portfolio Manager of the Gold & Precious Metals Portfolio.

         Effective March 31, 1997, Earl E. McEvoy, Senior Vice President of Wellington Management Company, llp, will begin managing the bond component of the Utilities Income Portfolio. Mr. McEvoy succeeds Paul D. Kaplan, also a Senior Vice President of Wellington Management. Mark J. Beckwith will continue to manage the Portfolio's equity component, which constitutes nearly 80% of the Portfolio's assets.
-------------------------------------------------------------------------------


PORTFOLIO STATISTICS
-------------------------------------------------------------------------------------------------
                                NET ASSET VALUE PER SHARE             12 MONTHS
                                       JANUARY 31,        ---------------------------------------
                                -------------------------  INCOME     CAPITAL GAINS     RETURN
PORTFOLIO                           1996        1997      DIVIDENDS  DISTRIBUTIONS*    OF CAPITAL
-------------------------------------------------------------------------------------------------
Energy                             $17.19      $23.44       $0.240       $0.400                --
Gold & Precious Metals              14.07       10.94        0.210        0.070                --
Health Care                         52.09       60.65        0.740        1.290                --
Utilities Income                    12.84       12.93        0.560        0.020                --
REIT Index**                        10.00**     12.64        0.341        0.005            $0.014
-------------------------------------------------------------------------------------------------

 *Includes both long-term and short-term capital gains distributions. **Beginning net asset value on May 13, 1996.

THE MARKETS IN PERSPECTIVE: FISCAL YEAR ENDED JANUARY 31, 1997

[PHOTO]

U.S. EQUITY MARKETS

With investors' confidence backed by steady economic growth, low inflation, and rising earnings, the stock market rose in fiscal 1997 by 26.3%, as measured by the Standard & Poor's 500 Composite Stock Price Index. This advance, while less than the spectacular 38.7% return of the previous fiscal year, reflects how exceptional the recent environment has been for common stocks. When the two years are considered cumulatively, the S&P 500 Index has risen an astonishing 75.2%--truly a roaring bull market.

         The market's gains, however, were far from evenly distributed in the 12 months ended January 31. Investors strongly favored larger companies, such as those that dominate the S&P 500 Index. In fact, even within the Index, it was the largest companies that prevailed: The 50 biggest (which account for roughly half the Index's market value) gained 32.8% over the last 12 months,
6.5 percentage points more than the overall Index. Looking at the S&P 500 Index's performance by sector, technology stocks were strongest, with a 54.1% gain. Financial stocks were also notably strong, gaining 39.5%. Utilities, plagued early in the year by higher interest rates and a rapidly changing competitive landscape, eked out a meager 2.1% return, the lowest within the Index.

         Smaller companies generally posted solid absolute results but could not keep pace with the largest companies, with the 19.0% return of the Russell 2000 Index of small stocks lagging the S&P 500 Index by 7.3 percentage points. Even for the smaller companies, there was a significant range of performance among sectors. Energy stocks led the Russell 2000 Index with a 63.1% gain for the fiscal year. Here, rising prices, limited exposure to the cyclical refining business, and a reduced number of competitors created a favorable environment for the stocks. At the other end of the spectrum were the small-capitalization health-care stocks, which showed a loss of -1.4%.

------------------------------------------------------------------------
                                           AVERAGE ANNUALIZED RETURNS
                                          PERIODS ENDED JANUARY 31, 1997
                                          ------------------------------
                                            1 YEAR    3 YEARS   5 YEARS
------------------------------------------------------------------------
Equity
   S&P 500 Index                             26.3%    20.8%     17.1%
   Russell 2000 Index                        19.0     13.3      14.3
   MSCI-EAFE Index                            2.2      4.5       8.2
------------------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index                3.3%     5.7%      7.4%
   Lehman 10-Year Municipal
     Bond Index                               3.9      5.0       7.5
   Salomon 90-Day U.S. Treasury Bills         5.2      5.1       4.4
------------------------------------------------------------------------
Other
   Consumer Price Index                       3.1%     2.9%      2.9%
------------------------------------------------------------------------

U.S. FIXED-INCOME MARKETS

The fiscal year saw an overall rise in interest rates that reflected concern about the prospects for increasing inflation, due to indications of greater than expected strength in the economy. At January 31, 1997, the 30-year U.S. Treasury yield was 6.79%, noticeably higher than its 6.03% level one year earlier.

         A year ago, the general expectation was that modest economic growth and benign inflation would continue, giving the Federal Reserve no reason to boost interest rates. This complacent view was shattered by an exceptionally strong February jobs report, the first in a succession of economic reports indicating that in fact the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly: The 30-year Treasury bond's yield jumped from 6.03% on January 31, 1996, to 6.74% in mid-March. The next several months saw a consistent pattern in which bond yields rose on the Friday of the jobs-report release only to fall back by the middle of the month. As it turned out, most of the worry was wasted: Inflation, as measured by the Consumer Price Index, remained near an annualized rate of 3.1%. But increasing signs of growth during the past three months reignited inflation concerns and caused bonds to finish the fiscal year on a sour note.

         Despite the numerous setbacks suffered by the bond market in 1996, most indexes were able to finish the fiscal year with positive total returns. Although the specter of the Federal Reserve Board loomed large during the past year, the board never acted to either raise or lower interest rates.

         Amid the concerns that clouded the bond market during the fiscal year were three relatively bright spots: corporate bonds, mortgage-backed issues, and municipals. The strength in earnings that benefited stock prices extended to the corporate bond sector as well. These bonds, especially those of lower credit quality, performed well relative to Treasuries, supported by general confidence in companies' ability to meet payments. The stable-to-rising interest-rate environment throughout most of the year benefited another large segment of the bond market--mortgage-backed securities--as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts. The sector was shielded to a certain extent from the inflation wars of the Treasury market as demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

The Morgan Stanley Capital International-Europe, Australasia, Far East Index showed a 2.2% return for the year ended January 31--an overall result that conceals a striking regional disparity between the European and Pacific markets. Europe's markets provided U.S. investors with a gain of 20.8%, while the Pacific markets declined -16.0%. Clearly, the outlook and environments that characterized the European and Far East markets were quite different.

         The poor returns in the Pacific region largely reflected ongoing concern about the health of the Japanese economy. Growth in Japan has remained modest at best for several years despite government efforts to stimulate the economy through public works programs and tax incentives. In Europe, the picture was dramatically different, with the region benefiting from a variety of factors. Among the most important were (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines, (2) improving economic growth, and (3) a greater commitment by corporate executives to increasing "shareholder value."

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
ENERGY PORTFOLIO

[PHOTO]

         During the fiscal year ended January 31, 1997, the Energy Portfolio achieved a total return of 40.3%, well ahead of the 35.9% return of the capitalization-weighted Standard & Poor's Energy Index and far in front of the 26.3% return of the unmanaged Standard & Poor's 500 Composite Stock Price Index.

         The energy sector benefited from high levels of capacity utilization in the production of oil and natural gas, which boosted prices of these commodities to levels much higher than those prevailing in the previous year. The price of oil averaged about $22 per barrel in the spot market in calendar 1996, about 20% above the average price in 1995. The price of natural gas on the Gulf Coast averaged $2.30 per thousand cubic feet, 50% higher than in 1995. Oil-producing and oil-service companies did quite well in this environment, especially because many of the successful companies had earlier streamlined their operations in order to be profitable when oil and gas prices were lower.

         Looking forward, we expect the demand for oil to grow by 2% to 3% in the coming year. This may lead to lower prices, since a large amount of new productive capacity is being put onstream. Similarly, since higher prices for natural gas prompted an increase in drilling last year, there could be some weakness in these prices as well.

         Over the longer run, we expect the upward bias in oil and gas pricing, which became evident over the past two years, to continue because any spare productive capacity will be absorbed quickly. It will require a sustained, high level of investment by energy producers to meet long-term growth in demand for energy and to offset the depletion of supplies being consumed.

         We continue our efforts to provide you with a portfolio that is well diversified in the more promising segments of the energy sector. Given the overall strength in the equity market, we have been emphasizing relatively conservative investments in our transactions. Among our new commitments are such companies as Chevron Corporation, Transocean Offshore, Inc., and Canadian Pacific.

Ernst H. von Metzsch, Senior Vice President and Portfolio Manager

February 13, 1997


         INVESTMENT PHILOSOPHY

         Each Portfolio reflects a belief that investors who seek to emphasize a given economic sector as part of a long-term, balanced investment program are best served by holding a portfolio of securities well-diversified across that sector.

REPORT FROM M&G INVESTMENT MANAGEMENT LTD.
GOLD & PRECIOUS METALS PORTFOLIO


         The spot price of gold fell from $405 per ounce to $344 during the fiscal year ended January 31, 1997. Your Portfolio's share price fell, too, producing a total return of -20.5%. Although we fared better than the FT Global Gold Mines Index, which lost -26.6%, we lagged the -14.9% loss on the Salomon World Gold Index.

         Gold bullion prices and investor sentiment were dragged down by producers' sales of future production and gold sales by central banks, including 300 tons of bullion sold by the Dutch central bank. These factors outweighed the fact that demand outstripped production of gold.

         South African companies were our worst performers: The Salomon South African Gold Index fell -27% in U.S. dollar terms. Because of high production costs, South African companies are most sensitive to the falling price of bullion, a problem compounded by the rand's fall in value versus the dollar. Several of our South African holdings--including the American Depository Receipts (ADRs) of Randfontein, Impala Platinum, Kloof, and Beatrix--fell by more than -40% in dollar terms.

         Canada was the strongest sector in fiscal 1997, with the Salomon Canadian Gold Index losing -11.6%. Golden Star Resources registered a strong gain and Barrick Gold again outperformed most gold stocks. Although Barrick Gold represents a significant percentage of global gold indexes, we recently reduced its weighting in our Portfolio because the company is engaged in a risky international expansion.

         Our U.S. holdings were relatively strong performers. A takeover bid is under way for one holding, Sante Fe Pacific Gold, and we had gains from Crown Resources and Getchell Gold. A notable disappointment was Newmont Mining. We selectively increased our weighting in U.S. companies because of their low cost profiles and international expansion opportunities.

         Australian results were mixed, though the sector did better than the Portfolio as a whole. We sold Highlands Gold at a price significantly above that at which it was eventually acquired in a takeover. Great Central Mines, CRA, and Climax Mining were all strong performers. We recently increased our weighting in Australia with significant purchases of MIM and Newcrest (both with exciting copper/gold projects in development) and expect to selectively add more Australian shares.

         Fiscal 1998 has started poorly, with the price of gold declining from $344 to $339 per ounce as of this writing. Market sentiment is very negative, and continued selling by central banks probably will depress prices in the short term. However, lots of bad news is already factored into the price, and the robust production/demand situation is little noticed. A market upturn could take everyone by surprise.

Graham E. French, Portfolio Manager

February 12, 1997

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
HEALTH CARE PORTFOLIO


         The Health Care Portfolio provided a strong gain of 20.6% in fiscal 1997, which ended January 31. Although the Portfolio's total return trailed the broader unmanaged Standard & Poor's 500 Composite Stock Price Index (26.3% total return) and the capitalization-weighted S&P Health Sector Index (28.1%), which is heavily dominated by major pharmaceutical companies, it exceeded the return of the average competitive health-care fund (12.5%).

         While smaller stocks began the year strongly, they never recovered from the summer correction in the same robust fashion as larger-company stocks. This produced one of the largest divergences in performance based on company size that we have seen, and put most equity mutual funds at a disadvantage in relation to the large-cap-dominated S&P 500 Index.

         Not surprisingly in such an environment, our largest holdings did very well during the year. The biggest contributors to the Portfolio in absolute terms were DEKALB Genetics, Bristol-Myers Squibb, Warner-Lambert, and Pfizer. The Portfolio also benefited when two holdings, MediSense and Genetics Institute, were sold after takeover bids at premium prices.

         The Health Care Portfolio's size grew tremendously during the year, with our total net assets rising more than 70%. Historically, the Portfolio has been diversified both by market subsectors and by company size, with 5% to 10% of its assets in small-cap companies. It will be harder to maintain this representation in the future. However, we believe that the resultant slight upward shift in average company size will not impair the Portfolio's ability to provide a sound, diversified exposure to the exciting and dynamic health- care industry.

         The long-term outlook for health care remains robust, based on favorable demographic trends and tremendous innovation in the biological sciences. That said, the very strong stock price performance of this sector over the past few years is, unfortunately, unlikely to be duplicated.

Edward P. Owens, Senior Vice President and Portfolio Manager

February 13, 1997

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
UTILITIES INCOME PORTFOLIO


         The Utilities Income Portfolio earned 5.5% for fiscal 1997, which ended January 31. Our total return was far below the 26.3% return of the unmanaged Standard & Poor's 500 Composite Stock Price Index, but above the 4.5% return of the composite benchmark that reflects our 80% utilities stocks/20% utilities bonds asset allocation.

         Approximately 80% of our equity assets are invested in the electric and telephone industries, both of which significantly underperformed the broad market in 1996 because of increasing competition, slowing growth in dividends, and a lackluster bond market. The best-performing area within the utilities sector during fiscal 1997 was the natural-gas pipeline and distribution companies, and our overweighted position added to our performance. In an effort to provide a high level of income, the Portfolio maintains an investment in bonds. Bonds represented roughly 20% of assets over the course of the fiscal year and were a drag on our performance.

         Since our last report to you, we have modestly increased our weighting in the natural-gas sector by initiating positions in Energen and KN Energy and adding to positions in National Fuel Gas, MCN, and Coastal. We lessened our weighting in electric utilities slightly by eliminating our holdings in Pacific Gas & Electric, Allegheny Power, and FPL Group. We also took profits in Carolina Power & Light and sold some Central & South West to buy Dominion Resources, Duke Power, CMS Energy, New England Electric, and Edison International. In the telephone sector, we reacquired a position in NYNEX and added to our holdings in Frontier while taking profits in MCI Communications and selling some of our BellSouth and SBC Communications.

         The negative sentiment toward both the electric and telephone utilities has caused these sectors to drop to valuations that seem low in relation to the general market. We will continue to look for opportunities in these sectors from companies well positioned to benefit from more competitive markets. Stock selection will remain crucial to the Portfolio in fiscal 1998, and we look forward to the challenge of providing strong total returns while maintaining the Portfolio's income goals.

Mark J. Beckwith, Vice President and Portfolio Manager

February 13, 1997

PORTFOLIO PROFILE: ENERGY PORTFOLIO
JANUARY 31, 1997

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 13 and 14.

PORTFOLIO CHARACTERISTICS
-------------------------------------------
                           ENERGY   S&P 500
-------------------------------------------
Number of Stocks               77       500
Median Market Cap           $3.7B    $27.5B
Price/Earnings Ratio        19.5x     19.6x
Price/Book Ratio             3.1x      3.6x
Yield                        1.4%      1.9%
Return on Equity             6.8%     19.9%
Earnings Growth Rate        -0.1%     14.1%
Foreign Holdings            27.0%      3.6%
Turnover Rate                 15%        --
Expense Ratio               0.39%        --
Cash Reserves                6.3%        --


VOLATILITY MEASURES
-------------------------------------------
                           ENERGY   S&P 500
-------------------------------------------
R-Squared                    0.35      1.00
Beta                         0.85      1.00

INVESTMENT FOCUS
-------------------------------------------
[GRAPH]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------
Louisiana Land & Exploration Co.        2.8%
Unocal Corp.                            2.8
Canadian Pacific Ltd.                   2.7
USX-Marathon Group                      2.7
Chevron Corp.                           2.7
Exxon Corp.                             2.6
Kerr-McGee Corp.                        2.4
Ashland Inc.                            2.4
Schlumberger Ltd.                       2.2
Norsk Hydro ASA ADR                     2.2
--------------------------------------------
Top Ten                                25.5%


SECTOR DIVERSIFICATION (% OF COMMON STOCK)
--------------------------------------------------------------------------------------
                                                 JANUARY 31, 1996     JANUARY 31, 1997
                                               ---------------------------------------
                                                      ENERGY               ENERGY
                                               ---------------------------------------
Construction ..............................            0.0%                  2.3%
Coal, Gas, Pipe ...........................            5.5                   4.0
Exploration & Drilling ....................           11.8                  10.5
International .............................           25.5                  27.0
Oil-Domestic ..............................           38.3                  35.7
Oil-International .........................            8.1                   8.0
Oil-Services ..............................            6.8                   8.8
Transport & Services ......................            2.0                   3.7
Miscellaneous .............................            2.0                   0.0
--------------------------------------------------------------------------------------

[PHOTO]

AVERAGE COUPON. The average interest rate, expressed as a percentage of face value, paid on the securities held by a portfolio.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To estimate the price sensitivity of a portfolio, multiply its duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies assign ratings after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa indicating the most creditworthy corporate bond issuers.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments.

COUNTRY DIVERSIFICATION. The percentage of a portfolio's non-cash holdings invested in securities of various countries.

DISTRIBUTION BY CREDIT QUALITY. An indicator of the risk of default or other credit problems on securities held by a portfolio.

DISTRIBUTION BY ISSUER. A breakdown of a portfolio's holdings by type of issuer or type of instrument.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a portfolio, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The annual average rate of growth in earnings over the past five years for the stocks now in a portfolio.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a portfolio's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a portfolio's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

FOREIGN HOLDINGS. The percentage of a portfolio's investments represented by stocks or American Depository Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. The midpoint of market capitalization (market price multiplied by the number of shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PORTFOLIO ALLOCATION BY REIT TYPE. An indicator of diversification, this table shows the percentage of the Portfolio's non-cash holdings invested in various real estate investment trusts, classified according to the types of property they emphasize.

PORTFOLIO ASSET ALLOCATION. This chart shows the distribution, by type of asset, of a portfolio's holdings.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

SECTOR DIVERSIFICATION. The percentage of a portfolio's stocks from companies in each of the major industry classifications that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of a portfolio's common stock or total net assets in its ten largest investments (the average for stock mutual funds is about 25%). As this percentage rises, a portfolio's returns are likely to be more volatile, since its return is more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on its income, net of its operating expenses, over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE: GOLD & PRECIOUS METALS PORTFOLIO
JANUARY 31, 1997

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 13 and 14.

PORTFOLIO CHARACTERISTICS
-------------------------------------------
                  GOLD & PRECIOUS
                           METALS   S&P 500
-------------------------------------------
Number of Stocks               66       500
Median Market Cap           $1.9B    $27.5B
Price/Earnings Ratio        28.6x     19.6x
Price/Book Ratio             2.2x      3.6x
Dividend Yield               1.7%      1.9%
Return on Equity            15.8%     19.9%
Earnings Growth Rate         3.7%     14.1%
Foreign Holdings            80.3%      3.6%
Turnover Rate                 19%        --
Expense Ratio               0.50%        --
Cash Reserves                3.5%        --


VOLATILITY MEASURES
-------------------------------------------
                  GOLD & PRECIOUS
                           METALS   S&P 500
-------------------------------------------
R-Squared                    0.04      1.00
Beta                         0.44      1.00


COUNTRY DIVERSIFICATION
-------------------------------------------
Australia                             19.9%
Canada                                24.1
Ghana                                  2.3
South Africa                          26.4
United Kingdom                         2.9
United States                         18.5
-------------------------------------------
Bullion                                5.9%
-------------------------------------------
Total                                100.0%

INVESTMENT FOCUS
-------------------------------------------
[GRAPH]


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------
Euro-Nevada Mining Corp.                4.9%
Franco-Nevada Mining Corp., Ltd.        4.4
Freeport-McMoRan Copper &
  Gold Inc.                             4.3
Normandy Mining Ltd.                    3.4
Barrick Gold Corp.                      3.1
Newcrest Mining Ltd.                    2.9
Mount Isa Mines Holdings Ltd.           2.7
Great Central Mines Ltd.                2.6
TVX Gold, Inc.                          2.5
Newmont Mining Corp.                    2.4
--------------------------------------------
Top Ten                                33.2%

PORTFOLIO PROFILE: HEALTH CARE PORTFOLIO
JANUARY 31, 1997

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 13 and 14.

PORTFOLIO CHARACTERISTICS
-------------------------------------------
                      HEALTH CARE   S&P 500
-------------------------------------------
Number of Stocks               94       500
Median Market Cap          $10.3B    $27.5B
Price/Earnings Ratio        26.1x     19.6x
Price/Book Ratio             4.0x      3.6x
Yield                        1.2%      1.9%
Return on Equity            23.6%     19.9%
Earnings Growth Rate         8.9%     14.1%
Foreign Holdings            20.6%      3.6%
Turnover Rate                  7%        --
Expense Ratio               0.38%        --
Cash Reserves                9.1%        --


VOLATILITY MEASURES
--------------------------------------------
                       HEALTH CARE   S&P 500
--------------------------------------------
R-Squared                    0.60      1.00
Beta                         0.82      1.00

INVESTMENT FOCUS
--------------------------------------------
[GRAPH]


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------
Bristol-Myers Squibb Co.                5.0%
Warner-Lambert Co.                      4.6
Pfizer, Inc.                            4.3
Abbott Laboratories                     4.0
Pharmacia & Upjohn, Inc.                3.2
Johnson & Johnson                       3.1
Merck & Co., Inc.                       3.0
Zeneca Group PLC ADR                    2.9
McKesson Corp.                          2.6
DEKALB Genetics Corp. Class B           2.5
--------------------------------------------
Top Ten                                35.2%


SECTOR DIVERSIFICATION (% OF COMMON STOCK)
--------------------------------------------------------------------------------------
                                                 JANUARY 31, 1996     JANUARY 31, 1997
                                               ---------------------------------------
                                                    HEALTH CARE          HEALTH CARE
                                               ---------------------------------------
Basic Materials ...........................            2.6%                  1.6%
Consumer Staples ..........................            2.2                   3.6
Drugs .....................................           29.2                  31.4
Financial .................................            0.9                   0.6
International .............................           19.3                  20.6
Medical Services ..........................            7.0                   6.9
Medical Supplies ..........................           27.0                  25.9
Specialty Pharmaceutical ..................            7.5                   5.0
Technology ................................            1.1                   1.2
Miscellaneous .............................            3.2                   3.2
--------------------------------------------------------------------------------------

PORTFOLIO PROFILE: UTILITIES INCOME PORTFOLIO
JANUARY 31, 1997

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 13 and 14.


TOTAL FUND CHARACTERISTICS
-------------------------------------------
Yield                                  4.6%
Turnover Rate                           38%
Expense Ratio                         0.40%
Cash Reserves                          2.1%


TOTAL FUND VOLATILITY MEASURES
-------------------------------------------
                        UTILITIES
                           INCOME   S&P 500
-------------------------------------------
R-Squared                    0.46      1.00
Beta                         0.58      1.00

-------------------------------------------
EQUITY CHARACTERISTICS
                        UTILITIES
                           INCOME   S&P 500
-------------------------------------------
Number of Stocks               57       500
Median Market Cap           $4.1B    $27.5B
Price/Earnings Ratio        13.8x     19.6x
Price/Book Ratio             2.0x      3.6x
Dividend Yield               4.3%      1.9%
Return on Equity            11.0%     19.9%
Earnings Growth Rate         1.0%     14.1%
Foreign Holdings             6.0%      3.6%


PORTFOLIO ASSET ALLOCATION
-------------------------------------------
STOCKS                                  78%
BONDS                                   28%
CASH RESERVES                            2%


TEN LARGEST HOLDINGS (% OF COMMON STOCK)
-------------------------------------------
Pinnacle West Capital Corp.            4.8%
Texas Utilities Co.                    4.6
Sprint Corp.                           4.0
DQE Inc.                               4.0
New England Electric System            3.9
Illinova Corp.                         3.2
NIPSCO Industries, Inc.                3.2
CINergy Corp.                          3.2
PacifiCorp                             3.0
BellSouth Corp.                        2.9
-------------------------------------------
Top Ten                               36.8%
Top Ten as % of Total Net Assets      28.8

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
--------------------------------------------------------------------------------------
                                                 JANUARY 31, 1996     JANUARY 31, 1997
                                               ---------------------------------------
                                                 UTILITIES INCOME     UTILITIES INCOME
                                               ---------------------------------------
Basic Materials ...........................            0.5%                  0.4%
Electrical Power ..........................           44.1                  57.7
Energy ....................................            6.6                   5.4
Natural Gas ...............................            9.0                  11.3
Technology ................................            3.5                   0.9
Telephone .................................           34.8                  23.6
Miscellaneous .............................            1.5                   0.7
--------------------------------------------------------------------------------------

EQUITY INVESTMENT FOCUS
-------------------------------------------
[GRAPH]



FIXED-INCOME CHARACTERISTICS
-------------------------------------------
Number of Bonds                          38
Yield to Maturity                      7.0%
Average Coupon                         6.9%
Average Maturity                 12.8 years
Average Quality                         Aa3
Average Duration                  6.1 years


DISTRIBUTION BY ISSUER (% OF BONDS)
-------------------------------------------
Treasury/Agency                        3.1%
Electric                              47.7
Gas                                    3.7
Telephone                             45.5
-------------------------------------------
Total                                100.0%

FIXED-INCOME INVESTMENT FOCUS
-------------------------------------------
[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
-------------------------------------------
Aaa                                   13.7%
Aa                                    44.6
A                                     41.7
Baa                                     --
Ba                                      --
B                                       --
Not Rated                               --
-------------------------------------------
Total                                100.0%

PORTFOLIO PROFILE: REIT INDEX PORTFOLIO
JANUARY 31, 1997

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 13 and 14.

PORTFOLIO CHARACTERISTICS
-------------------------------------------
                       REIT INDEX
                        PORTFOLIO   S&P 500
-------------------------------------------
Number of Stocks              106       500
Median Market Cap           $0.9B    $27.5B
Price/Earnings Ratio        21.7x     19.6x
Price/Book Ratio             2.2x      3.6x
Dividend Yield               6.0%      1.9%
Return on Equity             8.1%     19.9%
Earnings Growth Rate        13.0%     14.1%
Foreign Holdings               0%      3.6%
Turnover Rate                  0%        --
Expense Ratio*              0.36%        --
Cash Reserves                2.5%        --

*Annualized.


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------
Simon DeBartolo Group, Inc. REIT        4.2%
Public Storage, Inc. REIT               3.8
Security Capital Industrial Trust REIT  3.1
Equity Residential Properties
  Trust REIT                            3.0
Crescent Real Estate Inc. REIT          2.8
Security Capital Pacific, Inc. REIT     2.5
Starwood Lodging Trust REIT             2.4
Beacon Properties Corp. REIT            2.3
New Plan Realty Trust REIT              2.1
United Dominion Realty Trust REIT       1.9
--------------------------------------------
Top Ten                                28.1%

INVESTMENT FOCUS
--------------------------------------------
[GRAPH]


PORTFOLIO ALLOCATION BY REIT TYPE*
------------------------------------------
Retail                                 29%
Apartments                             27
Industrial                             16
Office                                 13
Hotels                                  7
Diversified                             7
Other                                   1
------------------------------------------
                                      100%

*Data as of December 31, 1996.

PERFORMANCE SUMMARY: ENERGY PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.


TOTAL INVESTMENT RETURNS: 5/23/84-1/31/97
---------------------------------------------
              ENERGY PORTFOLIO       S&P 500
FISCAL   CAPITAL   INCOME    TOTAL     TOTAL
YEAR      RETURN   RETURN   RETURN    RETURN
---------------------------------------------
1985      -1.9%      0.0%    -1.9%     21.1%
1986       2.0       1.4      3.4      22.9
1987      25.8       6.1     31.9      33.9
1988      -5.7       6.5      0.8      -3.3
1989      20.3       3.9     24.2      20.1
1990      26.1       2.9     29.0      14.5
1991      -4.7       3.1     -1.6       8.4
1992      -1.9       3.2      1.3      22.7
1993      10.0       3.0     13.0      10.6
1994      25.0       2.3     27.3      12.9
1995     -10.6       1.5     -9.1       0.5
1996      26.6       2.1     28.7      38.7
1997      38.8       1.5     40.3      26.3
---------------------------------------------

See Financial Highlights table on page 40 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: 1/31/87-1/31/97
--------------------------------------------
[GRAPH]

----------------------------------------------------------------------------------
                                 AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED JANUARY 31, 1997
                                --------------------------------  FINAL VALUE OF A
                                  1 YEAR    5 YEARS   10 YEARS  $10,000 INVESTMENT
----------------------------------------------------------------------------------
ENERGY PORTFOLIO*                  40.32%    18.74%     14.26%       $37,940
AVERAGE NATURAL RESOURCES FUND     30.85     14.09      10.18         26,361
S&P 500 INDEX                      26.34     17.06      14.54         38,850
----------------------------------------------------------------------------------

* Total returns exclude the 1% redemption fee on shares held for less than one year.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96*
-----------------------------------------------------------------------------------------
                                                                         10 YEARS
                               INCEPTION                          -----------------------
                                 DATE       1 YEAR     5 YEARS    CAPITAL  INCOME  TOTAL
-----------------------------------------------------------------------------------------
Energy Portfolio**              5/23/84     34.00%     17.27%     11.93%    3.09%  15.02%
-----------------------------------------------------------------------------------------

* SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year-end.

** Total returns exclude the 1% redemption fee on shares held for less than one year.

PERFORMANCE SUMMARY: GOLD & PRECIOUS METALS PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 5/23/84-1/31/97
-----------------------------------------------------
          GOLD & PRECIOUS METALS PORTFOLIO  SALOMON*
FISCAL    CAPITAL      INCOME        TOTAL     TOTAL
YEAR       RETURN      RETURN       RETURN    RETURN
-----------------------------------------------------
1985       -34.0%        0.0%       -34.0%    -34.4%
1986        15.2         1.1         16.3       3.6
1987        38.2         4.0         42.2      12.4
1988        -1.6         4.1          2.5       4.5
1989         3.2         2.9          6.1      -9.3
1990        29.4         4.0         33.4      72.3
1991       -33.6         2.4        -31.2     -41.1
1992        13.5         3.2         16.7      10.9
1993       -22.5         1.9        -20.6     -23.3
1994        86.3         2.9         89.2     121.5
1995       -21.1         1.9        -19.2     -21.1
1996        31.4         1.8         33.2      34.7
1997       -21.9         1.4        -20.5     -14.9
-----------------------------------------------------

* MSCI Gold Mines Index through December 31, 1994; Salomon World Gold Index thereafter.

See Financial Highlights table on page 41 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: 1/31/87-1/31/97
--------------------------------------------
[GRAPH]


---------------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED JANUARY 31, 1997
                                   --------------------------------   FINAL VALUE OF A
                                   1 YEAR     5 YEARS      10 YEARS  $10,000 INVESTMENT
---------------------------------------------------------------------------------------
GOLD & PRECIOUS METALS PORTFOLIO*  -20.51%      5.17%         4.13%       $14,984
AVERAGE GOLD FUND                  -13.97       6.40          2.69         13,045
SALOMON WORLD GOLD INDEX**         -14.91       8.97          5.07         16,402
---------------------------------------------------------------------------------------

* Total returns exclude the 1% redemption fee on shares held for less than one year.

** MSCI Gold Mines Index through December 31, 1994; Salomon World Gold Index thereafter.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96*
---------------------------------------------------------------------------------------
                                                                       10 YEARS
                               INCEPTION                        -----------------------
                                 DATE       1 YEAR   5 YEARS    CAPITAL  INCOME  TOTAL
---------------------------------------------------------------------------------------
Gold & Precious Metals
  Portfolio**                   5/23/84     -0.75%     6.92%      3.43%   2.71%  6.14%
---------------------------------------------------------------------------------------

* SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year-end.

** Total returns exclude the 1% redemption fee on shares held for less than one year.

PERFORMANCE SUMMARY: HEALTH CARE PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 5/23/84-1/31/97
----------------------------------------------
           HEALTH CARE PORTFOLIO      S&P 500
FISCAL    CAPITAL   INCOME    TOTAL     TOTAL
YEAR       RETURN   RETURN   RETURN    RETURN
----------------------------------------------
1985        18.5%     0.0%    18.5%     21.1%
1986        32.9      0.8     33.7      22.9
1987        30.8      1.0     31.8      33.9
1988        -2.7      3.0      0.3      -3.3
1989        19.3      2.1     21.4      20.1
1990        17.7      2.5     20.2      14.5
1991        27.4      2.7     30.1       8.4
1992        32.0      2.0     34.0      22.7
1993        -4.8      1.9     -2.9      10.6
1994        18.7      2.5     21.2      12.9
1995         8.1      1.7      9.8       0.5
1996        43.8      1.7     45.5      38.7
1997        19.1      1.5     20.6      26.3
----------------------------------------------

See Financial Highlights table on page 41 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: 1/31/87-1/31/97
--------------------------------------------
[GRAPH]


---------------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED JANUARY 31, 1997
                                   --------------------------------   FINAL VALUE OF A
                                   1 YEAR      5 YEARS     10 YEARS  $10,000 INVESTMENT
---------------------------------------------------------------------------------------
Health Care Portfolio*             20.65%       17.79%       19.19%       $57,883
Average Health Care Fund           12.49        11.26        17.46         50,004
S&P 500 Index                      26.34        17.06        14.54         38,850
---------------------------------------------------------------------------------------

* Total returns exclude the 1% redemption fee on shares held for less than one year.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96*
-----------------------------------------------------------------------------------------
                                                                         10 YEARS
                               INCEPTION                          -----------------------
                                 DATE       1 YEAR     5 YEARS    CAPITAL  INCOME  TOTAL
-----------------------------------------------------------------------------------------
Health Care Portfolio**         5/23/84     21.36%     16.26%     17.73%    2.22%  19.95%
-----------------------------------------------------------------------------------------

* SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year-end.

** Total returns exclude the 1% redemption fee on shares held for less than one year.

PERFORMANCE SUMMARY: UTILITIES INCOME PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 5/15/92-1/31/97
---------------------------------------------
        UTILITIES INCOME PORTFOLIO  UTILITIES
                                   COMPOSITE*
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
---------------------------------------------
1993       12.0%    2.5%    14.5%     12.2%
1994        8.0     5.1     13.1      12.9
1995       -9.7     5.2     -4.5      -2.0
1996       23.2     6.3     29.5      30.2
1997        0.9     4.6      5.5       4.5
---------------------------------------------

*80% utility stocks from S&P, 20% utility bonds from Lehman.

See Financial Highlights table on page 42 for dividend and capital gains information since the Portfolio's inception.


CUMULATIVE PERFORMANCE: 5/15/92-1/31/97
--------------------------------------------
[GRAPH]

---------------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED JANUARY 31, 1997
                                   --------------------------------   FINAL VALUE OF A
                                     1 YEAR        SINCE INCEPTION   $10,000 INVESTMENT
---------------------------------------------------------------------------------------
Utilities Income Portfolio           5.51%             11.77%             $16,899
Average Utility Fund                 9.98              10.09               15,737
Utilities Composite Index*           4.54              11.79               16,912
S&P 500                             26.34              17.86               21,696
---------------------------------------------------------------------------------------

*80% utility stocks from S&P, 20% utility bonds from Lehman.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96*
-----------------------------------------------------------------------------------------
                                                                       SINCE INCEPTION
                               INCEPTION                          -----------------------
                                 DATE       1 YEAR                CAPITAL  INCOME  TOTAL
-----------------------------------------------------------------------------------------
Utilities Income Portfolio      5/15/92      5.28%                 6.48%    5.17%  11.65%
-----------------------------------------------------------------------------------------

* SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year-end.

PERFORMANCE SUMMARY: REIT INDEX PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.


TOTAL INVESTMENT RETURN: 5/13/96-1/31/97
-------------------------------------------------
           REIT INDEX PORTFOLIO    MORGAN STANLEY
FISCAL   CAPITAL  INCOME    TOTAL    REIT INDEX
YEAR      RETURN  RETURN   RETURN   TOTAL RETURN
-------------------------------------------------
1997       26.6%    3.7%    30.3%       30.7%
-------------------------------------------------

See Financial Highlights table on page 42 for dividend and capital gains information since the Portfolio's inception.


CUMULATIVE PERFORMANCE: 5/13/96-1/31/97
--------------------------------------------
[GRAPH]



------------------------------------------------------------------------
                               TOTAL RETURN            FINAL VALUE OF A
                              SINCE INCEPTION         $10,000 INVESTMENT
------------------------------------------------------------------------
REIT INDEX PORTFOLIO*              30.33%                 $13,033
AVERAGE REAL ESTATE FUND           26.18                   12,618
MORGAN STANLEY REIT INDEX          30.66                   13,066
------------------------------------------------------------------------

* Total return excludes the 1% redemption fee on shares held for less than one year.

SINCE INCEPTION TOTAL RETURN: PERIOD ENDED 12/31/96*
-----------------------------------------------------------------------------------------
                                                                       SINCE INCEPTION
                               INCEPTION                          -----------------------
                                 DATE                             CAPITAL  INCOME   TOTAL
-----------------------------------------------------------------------------------------
REIT Index Portfolio**          5/13/96                            26.39%   3.73%  30.12%
-----------------------------------------------------------------------------------------

* SEC rules require that we provide this total return information through the latest calendar quarter as well as for the Portfolio's fiscal year-end.

** Total return excludes the 1% redemption fee on shares held for less than one year.

[PHOTO]

FINANCIAL STATEMENTS
JANUARY 31, 1997

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the Portfolio's designated industry; international securities, if significant, may be presented in a separate group. The REIT Index Portfolio lists its security holdings alphabetically. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
ENERGY PORTFOLIO                                          SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS (93.0%)
--------------------------------------------------------------------------------
UNITED STATES (67.9%)
--------------------------------------------------------------------------------
COAL, GAS, PIPE (3.7%)
  Anadarko Petroleum Corp.                               130,000      $    8,418
- Santa Fe Energy Resources, Inc.                      1,165,200          17,332
- Seagull Energy Corp.                                   500,000          10,687
                                                                       ---------
                                                                          36,437
                                                                       ---------
CONSTRUCTION (2.2%)
  Fluor Corp.                                            300,000          21,338
                                                                       ---------
EXPLORATION & DRILLING (9.7%)
- BJ Services Co.                                        240,000          11,100
- Diamond Offshore Drilling, Inc.                         85,200           5,634
- ENSCO International, Inc.                              100,000           5,513
  McDermott International, Inc.                          700,000          12,775
  Noble Affiliates, Inc.                                 130,000           5,671
- Noble Drilling Corp.                                   800,000          17,500
  Pogo Producing Co.                                     240,000          10,110
- Reading & Bates Corp.                                  150,000           4,369
  Transocean Offshore Inc.                               200,000          13,100
- Varco International, Inc.                              400,000          10,650
                                                                       ---------
                                                                          96,422
                                                                       ---------
OIL-DOMESTIC (33.2%)
  Amerada Hess Corp.                                     270,000          15,930
  Amoco Corp.                                            200,000          17,400
  Apache Corp.                                           200,000           7,675
  Ashland Inc.                                           557,800          24,055
- Barrett Resources Corp.                                200,000           7,725
  Devon Energy Corp.                                     220,000           7,783
  Enron Oil & Gas Co.                                    654,400          15,051
  Kerr-McGee Corp.                                       350,000          24,063
  Louisiana Land & Exploration Co.                       500,000          28,125
  Murphy Oil Corp.                                       220,100          11,088
- Oryx Energy Co.                                        800,000          19,400
  Pennzoil Co.                                           200,000          12,475
  Phillips Petroleum Co.                                 400,000          17,650
  Sun Co., Inc.                                          200,000           5,275
- TransTexas Gas Corp.                                   350,000           5,687
  USX-Marathon Group                                   1,000,000          26,625
  Ultramar Diamond
   Shamrock Corp.                                        431,900          12,687
  Union Texas Petroleum
   Holdings, Inc.                                      1,000,000          21,250
  Unocal Corp.                                           646,000          27,213
  Vastar Resources, Inc.                                 590,300          21,324
                                                                       ---------
                                                                         328,481
                                                                       ---------
OIL-INTERNATIONAL (7.4%)
  Chevron Corp.                                          400,000          26,550
  Exxon Corp.                                            250,000          25,906
  Texaco Inc.                                            200,000          21,175
                                                                       ---------
                                                                          73,631
                                                                       ---------
OIL-SERVICES (8.2%)
  Baker Hughes, Inc.                                     500,000          19,500
  Camco International, Inc.                              160,000           7,660
- Cooper Cameron Corp.                                   150,000          10,931

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
ENERGY PORTFOLIO                                          SHARES          (000)
--------------------------------------------------------------------------------
- Rowan Cos., Inc.                                       270,000      $    6,818
  Schlumberger Ltd.                                      200,000          22,225
- Weatherford Enterra, Inc.                              393,099          14,299
                                                                       ---------
                                                                          81,433
                                                                       ---------
TRANSPORT & SERVICES (3.5%)
  Canadian Pacific Ltd.                                1,000,000          27,125
- OMI Corp.                                              700,000           7,350
                                                                       ---------
                                                                          34,475
                                                                       ---------
--------------------------------------------------------------------------------
TOTAL UNITED STATES                                                      672,217
--------------------------------------------------------------------------------
INTERNATIONAL (25.1%)
--------------------------------------------------------------------------------
CANADA (14.6%)
  Alberta Energy Co., Ltd.                               627,870          15,650
- Anderson Exploration Ltd.                            1,012,401          14,344
- CS Resources Ltd.                                      500,000           4,636
- Cabre Exploration Ltd.                                 290,000           4,948
- Canadian Natural
   Resources Ltd.                                        390,000          11,109
- Chauvco Resources Ltd. Class A                         250,000           2,791
  Imperial Oil Ltd.                                      360,300          17,346
  Imperial Oil Ltd. (U.S. Traded)                         80,000           3,850
- Jordan Petroleum Ltd.                                  500,000           2,874
- Northstar Energy Corp.                                 300,000           3,449
  Pancanadian Petroleum Ltd.                              91,700           4,081
  Paramount Resources Ltd.                               360,300           7,885
- Penn West Petroleum Ltd.                               352,143           4,232
  Petro-Canada                                         1,000,000          15,912
- Poco Petroleums                                        570,000           6,300
- Renaissance Energy Ltd.                                250,000           8,698
- Rigel Energy Corp.                                     250,290           2,785
- Rio Alto Exploration Ltd.                              652,500           4,937
- Talisman Energy, Inc.                                  255,000           8,957
                                                                       ---------
                                                                         144,784
                                                                       ---------
UNITED KINGDOM (2.8%)
  Burmah Castrol PLC                                     299,955           4,951
  Lasmo PLC                                            2,000,000           8,109
  London & Overseas
   Freighters Ltd.                                       638,300             788
- London & Overseas
   Freighters Ltd. ADR                                   290,000           3,480
  Shell Transport & Trading
   Co. ADR                                               100,000          10,350
                                                                       ---------
                                                                          27,678
                                                                       ---------
OTHER (7.7%)
  Norsk Hydro ASA ADR                                    380,000          21,375
  Repsol SA ADR                                          192,500           7,628
  Royal Dutch Petroleum Co. ADR                          100,000          17,350
  Saga Petroleum ASA B Shares                            190,000           3,354
  Total SA ADR                                           408,989          17,638
  YPF SA ADR                                             300,000           8,362
                                                                       ---------
                                                                          75,707
                                                                       ---------
--------------------------------------------------------------------------------
TOTAL INTERNATIONAL                                                      248,169
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $660,468)                                                        920,386
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.7%)
--------------------------------------------------------------------------------
  Sun Co., Inc. $1.80 Series A
  (COST $6,422)                                          250,000           6,750
--------------------------------------------------------------------------------

                                                                         MARKET
                                                            FACE         VALUE*
                                                          AMOUNT          (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (11.4%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.51%, 2/3/97
  (COST $112,723)                                       $112,723        $112,723
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.1%)
  (COST $779,613)                                                      1,039,859
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.1%)
--------------------------------------------------------------------------------
Other Assets--Notes C and G                                               11,218
  Payables for Investment Securities Purchased                           (53,366)
Other Liabilities--Note G                                                 (8,262)
                                                                       ---------
                                                                         (50,410)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 42,214,778 outstanding
  $.001 par value shares
  (authorized 1,200,000,000 shares)                                     $989,449
================================================================================

NET ASSET VALUE PER SHARE                                                 $23.44
================================================================================

*See Note A in Notes to Financial Statements.
-Non-Income Producing Security.
ADR--American Depository Receipt.

--------------------------------------------------------------------------------
AT JANUARY 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                          AMOUNT             PER
                                                           (000)           SHARE
--------------------------------------------------------------------------------
 Paid in Capital                                        $719,732          $17.05
 Undistributed Net Investment
  Income--Note F                                             388             .01
 Accumulated Net Realized
  Gains--Note F                                            9,083             .22
 Unrealized Appreciation--Note E
  Investment Securities                                  260,246            6.16
  Foreign Currencies                                        --              --
--------------------------------------------------------------------------------
 NET ASSETS                                             $989,449          $23.44
================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
GOLD & PRECIOUS METALS                                                    VALUE*
METALS PORTFOLIO                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (90.8%)
--------------------------------------------------------------------------------
AUSTRALIA (19.2%)
- Acacia Resources Ltd.                                1,500,000      $    2,561
- Aurora Gold Ltd.                                     3,000,000           4,871
- Bougainville Copper Ltd.                             2,000,000             694
- Climax Mining Ltd.                                     850,000             777
  CRA Ltd.                                               500,000           7,074
- Emperor Mines Ltd.                                   2,150,000           3,622
  Great Central Mines Ltd.                             5,000,000          11,967
- Lone Star Exploration NL                             2,000,000           1,067
  Mount Isa Mines Holdings Ltd.                        9,500,000          12,672
  Newcrest Mining Ltd.                                 3,500,000          13,393
  Normandy Mining Ltd.                                12,350,000          14,968
  Normandy Mining Ltd.
   Warrants Exp. 4/30/01                               1,800,000             528
  Resolute Ltd.                                        3,500,000           6,883
- Sons of Gwalia Ltd.                                  1,000,000           5,107
- Star Mining Corp. NL                                28,000,000           2,134
- Tanami Gold NL                                       1,600,000             317
                                                                       ---------
                                                                          88,635
                                                                       ---------
CANADA (23.3%)
  Barrick Gold Corp.                                     525,000          14,109
- ElDorado Gold Corp., Ltd.                              900,000           5,775
  Euro-Nevada Mining Corp.                               846,000          22,436
  Franco-Nevada Mining
   Corp., Ltd.                                           475,000          20,437
- Golden Star Resources Ltd.                             350,000           4,621
- Greenstone Resources Ltd.                              750,000           9,041
- IAMGOLD (International
   African Mining Gold Corp.)                            527,600           2,446
- Miramar Mining Corp.                                 1,250,000           5,193
- Nelson Gold Corp., Ltd.                              3,750,000           2,921
- Philex Gold, Inc.                                      215,000           1,132
  Placer Dome, Inc.                                      250,000           5,094
- Princess Resources Ltd.                              6,000,000             846
- South Pacific Resources Corp.                          150,000             356
- TVX Gold, Inc.                                       1,500,000          11,628
- Vengold, Inc.                                        1,250,000           1,576
                                                                       ---------
                                                                         107,611
                                                                       ---------
GHANA (2.2%)
- Ashanti Goldfields Co., Ltd.                           399,998           4,985
- Ashanti Goldfields Co., Ltd. GDR                       425,000           5,206
                                                                       ---------
                                                                          10,191
                                                                       ---------
SOUTH AFRICA (25.4%)
  Anglo American Corp. of
   South Africa Ltd. ADR                                  50,000           2,763
(1) Avgold Ltd. ADR                                      204,068           4,040
  Beatrix Mines Ltd. ADR                               1,250,000           7,263
  De Beers Centenary AG ADR                              100,000           3,113
  Driefontein Consolidated
   Ltd. ADR                                            1,000,000           9,000
  Elandsrand Gold Mining
   Ltd. ADR                                            1,500,000           7,155
  Evander Gold Mines Ltd. ADR                            425,000           2,236
  Free State Consolidated
   Gold Mines Ltd. ADR                                 1,500,000          10,875
  Gold Fields of South Africa
   Ltd. ADR                                              350,000           7,875
  Impala Platinum Holdings
   Ltd. ADR                                              750,000           7,440
  Kloof Gold Mining Co., Ltd. ADR                        650,000           4,631
  Randfontein Estates Gold
   Mining Co. Ltd. ADR                                 1,789,935           8,323
-(1)Randgold & Exploration Co., Ltd.                     500,000           4,073
  Rustenberg Platinum Holdings
   Ltd. ADR                                              670,000           8,998
  Southvaal Holdings Ltd. ADR                            330,000           9,405
  Vaal Reefs Exploration &
   Mining Co., Ltd. ADR                                1,600,000          10,600
  Western Deep Levels Ltd. ADR                           325,000           9,750
                                                                       ---------
                                                                         117,540
                                                                       ---------
UNITED KINGDOM (2.8%)
- Bakyrchik Gold PLC                                     750,000           2,596
- Philippine Gold PLC                                  1,525,000           2,810
  RTZ Corp. PLC                                          525,000           7,673
                                                                       ---------
                                                                          13,079
                                                                       ---------
UNITED STATES (17.9%)
- Amax Gold, Inc.                                        800,000           5,000
- Atlas Corp.                                          1,000,000             812
- Campbell Resources, Inc.                             5,000,000           4,063
- Crown Resources Corp.                                  600,000           3,600
  Freeport-McMoRan Copper &
   Gold Inc. Class A                                     553,120          15,142
  Freeport-McMoRan Copper &
   Gold, Inc. Gold Denomination
   Shares Pfd.                                           150,000           4,744
- Getchell Gold Corp.                                    200,000           7,250
  Newmont Gold Co.                                       125,000           4,984
  Newmont Mining Corp.                                   275,000          10,966
  Pioneer Group, Inc.                                    250,000           5,719
- Royal Oak Mines, Inc.                                2,000,000           6,000
  Santa Fe Pacific Gold Corp.                            600,000           9,225
- Stillwater Mining Co.                                  300,000           5,250
                                                                       ---------
                                                                          82,755
                                                                       ---------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $412,844)                                                        419,811
--------------------------------------------------------------------------------
PRECIOUS METALS (5.7%)
--------------------------------------------------------------------------------
- Gold Bullion (74,868 Ounces)                                            25,781
- Platinum Bullion (2,009 Ounces)                                            702
--------------------------------------------------------------------------------
TOTAL PRECIOUS METALS
  (COST $31,918)                                                          26,483
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.8%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.51%, 2/3/97
  (COST $17,451)                                         $17,451          17,451
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
  (COST $462,213)                                                        463,745
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
GOLD & PRECIOUS METALS                                                    VALUE*
METALS PORTFOLIO                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
--------------------------------------------------------------------------------
Other Assets--Notes C and G                                             $ 35,789
Liabilities--Note G                                                      (37,025)
                                                                    ------------
                                                                          (1,236)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 42,258,972 outstanding
  $.001 par value shares
  (authorized 1,200,000,000 shares)                                     $462,509
================================================================================

NET ASSET VALUE PER SHARE                                                 $10.94
================================================================================

  *See Note A in Notes to Financial Statements.
  -Non-Income Producing Security.
(1)Security purchased on a when-issued or delayed delivery basis for which the Fund has not taken delivery as of January 31, 1997.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.


--------------------------------------------------------------------------------
                                                          AMOUNT             PER
                                                           (000)           SHARE
--------------------------------------------------------------------------------
 AT JANUARY 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
 Paid in Capital                                        $470,865          $11.14
 Overdistributed Net Investment
  Income--Note F                                          (5,276)           (.13)
 Accumulated Net Realized
  Losses--Note F                                          (4,612)           (.11)
 Unrealized Appreciation--Note E
  Investment Securities                                    1,532             .04
  Foreign Currencies                                        --              --
--------------------------------------------------------------------------------
 NET ASSETS                                             $462,509          $10.94
================================================================================

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
HEALTH CARE PORTFOLIO                                     SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS (90.9%)
--------------------------------------------------------------------------------
UNITED STATES (72.2%)
--------------------------------------------------------------------------------
BASIC MATERIALS (1.5%)
  Mallinckrodt, Inc.                                     940,000      $   38,540
- Scios, Inc.                                            491,750           2,920
                                                                       ---------
                                                                          41,460
                                                                       ---------
CONSUMER STAPLES (3.3%)
  DEKALB Genetics Corp. Class B                        1,123,050          71,033
-(1)Paragon Trade Brands, Inc.                           958,500          22,525
                                                                       ---------
                                                                          93,558
                                                                       ---------
DRUGS (28.5%)
  Alpharma, Inc. Class A                               1,156,040          15,173
- ALZA Corp.                                           1,030,000          29,741
  American Home Products Corp.                           700,000          44,363
  Bergen Brunswig Corp. Class A                          152,100           4,525
  Bristol-Myers Squibb Co.                             1,130,000         143,510
  Carter-Wallace, Inc.                                   266,000           3,990
  Carter-Wallace, Inc. Class B                            24,000             360
  Eli Lilly & Co.                                        351,574          30,631
  Merck & Co., Inc.                                      930,225          84,418
-(1)Oravax, Inc.                                         602,600           2,561
- Perrigo Co.                                          3,357,100          35,250
  Pfizer, Inc.                                         1,315,000         122,131
  Pharmacia & Upjohn, Inc.                             2,420,000          90,145
  Rhone-Poulenc Rorer, Inc.                              795,000          59,824
  Schering-Plough Corp.                                  130,000           9,831
-(1)Targeted Genetics Corp.                            1,224,600           5,817
  Warner-Lambert Co.                                   1,610,000         129,605
                                                                       ---------
                                                                         811,875
                                                                       ---------
FINANCIAL (0.6%)
(1) United Wisconsin Services, Inc.                      678,000          16,102
                                                                       ---------

MEDICAL SERVICES (6.2%)
- Beverly Enterprises, Inc.                            1,230,000          17,835
  Columbia/HCA Healthcare Corp.                        1,789,020          70,666
- Humana, Inc.                                         1,670,400          31,738
- Laboratory Corp. of America                          3,992,116          12,475
- Physician Corp. of America                           1,721,700          16,571
- Salick Health Care, Inc.                                38,450           1,528
-(1)Syncor International Corp.                           856,559          10,600
- Tenet Healthcare Corp.                                 611,100          16,500
                                                                       ---------
                                                                         177,913
                                                                       ---------
MEDICAL SUPPLIES (23.5%)
  Abbott Laboratories                                  2,090,000         113,644
- Advanced Technology
   Laboratories, Inc.                                    683,300          22,549
  Allegiance Corp.                                     1,235,600          31,662
  Allergan, Inc.                                       1,856,000          65,656
  C.R. Bard, Inc.                                      2,138,500          60,413
  Beckman Instruments, Inc.                            1,102,200          43,537
- BioCryst Pharmaceuticals, Inc.                         340,100           5,272
  Biomet, Inc.                                         1,070,300          16,590
(1) Collagen Corp.                                       474,800           9,852
- Coventry Corp.                                         500,000           4,000
- Datascope Corp.                                        340,100           7,312
- Depuy, Inc.                                            366,600           6,874
-(1)E-Z-EM Inc. Class A                                  219,258           2,823
- E-Z-EM Inc. Class B                                    274,290           3,394
  Guidant Corp.                                        1,110,000          61,883
- Haemonetics Corp.                                      906,000          14,949
- Healthsource, Inc.                                   1,300,000          17,225
  Johnson & Johnson                                    1,520,000          87,590
  Kinetic Concepts, Inc.                                 716,000           8,771
- Matria Healthcare, Inc.                                196,700             984
- Mid Atlantic Medical
   Services, Inc.                                        500,000           6,375
- Nellcor Puritan Bennett, Inc.                          260,000           4,420
  Owens & Minor, Inc.
   Holding Co.                                         1,429,100          14,648
- PerSeptive Biosystems, Inc.                            250,500           1,628
- Protocol Systems, Inc.                                 273,000           2,696
- ReSound Corp.                                          300,000           1,950
- SpaceLabs Medical, Inc.                                280,000           5,880
  United Healthcare Corp.                                400,000          19,500
  United States Surgical Corp.                           300,000          12,038
- Value Health, Inc.                                     700,000          15,838
                                                                       ---------
                                                                         669,953
                                                                       ---------
SPECIALTY PHARMACEUTICAL (4.6%)
- Alliance Pharmaceutical Corp.                          967,388          12,092
- Amylin Pharmaceuticals, Inc.                           750,000          10,406
- Anergen, Inc.                                          520,000           1,690
- Cephalon, Inc.                                         270,000           6,986
- Genentech, Inc.-Special
   Common Stock                                          931,900          51,138
- Genzyme Corp.                                          600,000          16,725
- Immunex Corp.                                        1,174,000          23,627
- Magainin Pharmaceuticals, Inc.                         694,400           5,555
- Matrix Pharmaceutical, Inc.                            200,500           1,278
                                                                       ---------
                                                                         129,497
                                                                       ---------
TECHNOLOGY (1.1%)
- Cerner Corp.                                           706,600          10,599
-(1)MDL Information Systems, Inc.                        588,300          12,943
  Perkin-Elmer Corp.                                     122,720           8,575
                                                                       ---------
                                                                          32,117
                                                                       ---------
MISCELLANEOUS (2.9%)
- Human Genome Sciences, Inc.                            177,500           8,165
  McKesson Corp.                                       1,280,000          75,360
                                                                       ---------
                                                                          83,525
                                                                       ---------
--------------------------------------------------------------------------------
TOTAL UNITED STATES                                                    2,056,000
--------------------------------------------------------------------------------
INTERNATIONAL (18.7%)
--------------------------------------------------------------------------------
  Amersham International PLC                           1,630,900          31,519
  Banyu Pharmaceutical Co., Ltd.                         905,000          11,778
  Bayer AG ADR                                           400,000          15,092
  Chugai Pharmaceutical Co., Ltd.                      1,410,000          10,906
  Eisai Co., Ltd.                                      2,785,000          53,681
- Elan Corp. PLC ADR                                      67,648           2,604
  Fujisawa Pharmaceutical
   Co., Ltd.                                           2,710,000          21,050
- Instrumentation Laboratory
   SPA ADR                                               300,000           2,738
- Novartis AG (Registered)                                51,745          59,228
- Nycomed ASA A                                          354,857           6,374
  Rhone-Poulenc SA ADR                                 1,155,931          38,579
  Roche Holding AG
   (Dividend-Right Certificates)                           3,000          26,339
  Sankyo Co., Ltd.                                     1,800,000          46,853
  Schering AG                                            193,470          16,498
  SmithKline Beecham PLC ADR                             574,800          41,529

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
HEALTH CARE PORTFOLIO                                     SHARES          (000)
--------------------------------------------------------------------------------
  Sulzer AG (Ptg. Ctf.)                                   31,366      $   20,761
  Synthelabo SA                                          118,270          12,238
  Takeda Chemical Industries Ltd.                      1,500,000          29,530
  Tanabe Seiyaku Co., Ltd.                               200,000           1,395
  Zeneca Group PLC ADR                                   964,524          83,190
                                                                       ---------
                                                                         531,882
                                                                       ---------
TOTAL COMMON STOCKS
  (COST $1,728,122)                                                    2,587,882
--------------------------------------------------------------------------------
                                                           FACE
                                                         AMOUNT
                                                          (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (10.4%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.51%, 2/3/97
  (COST $295,575)                                      $ 295,575         295,575
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.3%)
  (COST $2,023,697)                                                    2,883,457
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.3%)
--------------------------------------------------------------------------------
Other Assets--Notes C and G                                               29,106
Liabilities--Note G                                                      (66,487)
                                                                        ---------
                                                                         (37,381)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 46,924,959 outstanding
  $.001 par value shares
  (authorized 1,200,000,000 shares)                                   $2,846,076
================================================================================

NET ASSET VALUE PER SHARE                                                 $60.65
================================================================================


 * See Note A in Notes to Financial Statements.
 - Non-Income Producing Security.
(1)Considered an affiliated company as the Portfolio owns more than 5% of the outstanding voting securities of such company.
ADR--American Depository Receipt.
(Ptg. Ctf.)--Participating Certificate.


--------------------------------------------------------------------------------
                                                          AMOUNT             PER
                                                           (000)           SHARE
--------------------------------------------------------------------------------
AT JANUARY 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
 Paid in Capital                                      $1,952,628          $41.61
 Undistributed Net Investment
  Income--Note F                                           1,342             .03
 Accumulated Net Realized
  Gains--Note F                                           32,378             .69
 Unrealized Appreciation
  (Depreciation)--Note E
  Investment Securities                                  859,760           18.32
  Foreign Currencies                                         (32)           --
--------------------------------------------------------------------------------
 NET ASSETS                                           $2,846,076          $60.65
================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
UTILITIES INCOME PORTFOLIO                                SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (78.3%)
--------------------------------------------------------------------------------
BASIC MATERIALS (0.3%)
  NOVA Corp.                                             220,800       $   2,070
                                                                       ---------

ELECTRICAL POWER (45.2%)
  Baltimore Gas & Electric Co.                           304,600           8,377
  CMS Energy Corp.                                       354,000          11,859
  Carolina Power & Light Co.                             100,000           3,763
  Centerior Energy Corp.                                 200,000           2,150
  Central & South West Corp.                             200,000           5,050
  Central Hudson Gas &
   Electric Corp.                                        216,300           6,786
  Cilcorp, Inc.                                           85,000           3,273
  CINergy Corp.                                          463,321          15,985
  DPL, Inc.                                              522,000          12,789
  DQE Inc.                                               700,250          20,045
  Dominion Resources, Inc.                               350,000          13,869
  Duke Power Co.                                         150,000           7,031
  Edison International                                   304,000           6,498
  GPU Inc.                                               280,000           9,380
  Illinova Corp.                                         620,400          16,363
  NIPSCO Industries, Inc.                                415,500          16,205
  New England Electric System                            572,100          19,594
  Northern States Power Co.                              130,900           6,038
  PacifiCorp                                             702,800          14,935
  Pinnacle West Capital Corp.                            769,300          24,329
  PowerGen PLC ADR                                       239,000           9,889
  Public Service Co. of Colorado                         219,600           8,564
  Public Service Co. of New Mexico                       400,000           8,000
  Sierra Pacific Resources                               227,600           6,458
  Southern Co.                                           300,000           6,563
  Southern California Water Co.                          175,700           3,953
  Texas Utilities Co.                                    572,200          23,174
                                                                       ---------
                                                                         290,920
                                                                       ---------
ENERGY (4.2%)
  Coastal Corp.                                          175,000           8,466
  Questar Corp.                                          262,300          10,262
  Westcoast Energy, Inc.                                 481,900           8,433
                                                                       ---------
                                                                          27,161
                                                                       ---------
NATURAL GAS (8.8%)
  Energen Corp.                                           62,000           1,907
  Equitable Resources, Inc.                              318,400          10,348
  KN Energy, Inc.                                         50,000           1,944
  MCN Corp.                                              162,000           5,245
  National Fuel Gas Co.                                  225,000           9,506
  ONEOK, Inc.                                            145,400           4,307
  Pacific Enterprises                                    282,000           8,495
  Public Service Co. of
   North Carolina, Inc.                                   39,300             727
  Sonat, Inc.                                            225,000          11,981
  Southwestern Energy Co.                                161,200           2,458
                                                                       ---------
                                                                          56,918
                                                                       ---------
TECHNOLOGY (0.7%)
  Lucent Technologies, Inc.                               82,660           4,484
                                                                       ---------

TELEPHONE (18.5%)
  AT&T Corp.                                             100,000           3,938
  ALLTEL Corp.                                            80,000           2,570
  BCE, Inc.                                              100,000           5,038
  BellSouth Corp.                                        327,600          14,537
- Deutsche Telekom AG ADR                                101,500           1,890
  Frontier Corp.                                         395,200           8,645
  GTE Corp.                                              250,000          11,750
  NYNEX Corp.                                            200,000          10,125
  SBC Communications Inc.                                225,000          12,347
  Southern New England
   Telecommunications Corp.                              200,000           7,450
  Sprint Corp.                                           500,000          20,375
  Telecom Corp. of New Zealand
   Ltd. ADR                                               87,900           7,109
  Telus Corp.                                            173,100           2,485
  U S WEST Communications
   Group                                                 332,000          10,915
                                                                       ---------
                                                                         119,174
                                                                       ---------
MISCELLANEOUS (0.6%)
  Royal PTT Nederland NV ADR                             100,000           3,613
                                                                       ---------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $420,696)                                                        504,340
--------------------------------------------------------------------------------
                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
BONDS (19.0%)
--------------------------------------------------------------------------------
ELECTRIC (9.3%)
Carolina Power & Light Co.
  8.625%, 9/15/21                                      $   3,000           3,351
Central Power & Light Co.
  7.25%, 10/1/04                                           2,000           2,036
Dayton Power & Light Co.
  8.15%, 1/15/26                                           3,000           3,092
Duke Power Co.
  6.625%, 2/1/03                                           4,000           3,983
Florida Power & Light Co.
  7.00%, 9/1/25                                            4,000           3,749
Houston Lighting & Power Co.
  8.75%, 3/1/22                                            2,000           2,099
Kentucky Utilities Co.
  7.92%, 5/15/07                                           2,000           2,119
Louisville Gas & Electric
  Energy Corp.
  6.00%, 8/15/03                                           2,000           1,920
Northern States Power Co.
  5.75%, 10/1/03                                           4,000           3,785
Pacific Gas & Electric Co.
  8.375%, 5/1/25                                           2,000           2,060
Southern California Edison
  6.25%, 6/15/03                                           3,000           2,907
Southern California Gas Co.
  8.75%, 10/1/21                                           3,000           3,206
Southern Indiana Gas &
  Electric Co.
  8.875%, 6/1/16                                           3,400           3,930
Tampa Electric Co.
  7.75%, 11/1/22                                           3,000           2,975
Union Electric Power Co.
  8.75%, 12/1/21                                           2,000           2,136
U S WEST Communications Group
  6.125%, 11/15/05                                         4,000           3,778

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
UTILITIES INCOME PORTFOLIO                                SHARES           (000)
--------------------------------------------------------------------------------
Virginia Electric & Power Co.
  6.00%, 8/1/01                                            5,000       $   4,875
West Texas Utilities Co.
  7.75%, 6/1/07                                            1,500           1,563
Wisconsin Electric Power Co.
  7.75%, 1/15/23                                           2,000           1,990
Wisconsin Public Service Corp.
  6.80%, 2/1/03                                            4,500           4,508
                                                                       ---------
                                                                          60,062
                                                                       ---------
GAS (0.8%)
Atlanta Gas Light Co. MTN
  5.90%, 10/6/03                                           5,000           4,703
                                                                       ---------

TELEPHONE (8.9%)
AT&T Corp.
  7.50%, 6/1/06                                            5,000           5,171
Bell Telephone Co. of Pennsylvania
  6.625%, 9/15/02                                          3,500           3,506
BellSouth Telecommunications
  6.75%, 10/15/33                                          5,000           4,490
Carolina Telephone & Telegraph
  5.75%, 8/15/00                                           5,000           4,878
GTE Northwest Inc.
  6.125%, 2/15/99                                          5,000           4,984
Illinois Bell Telephone Co.
  7.25%, 3/15/24                                           2,000           1,926
Michigan Bell Telephone Co.
  6.375%, 9/15/02                                          4,000           3,960
New England Telephone &
  Telegraph
  6.875%, 10/1/23                                          2,000           1,819
New Jersey Bell Telephone Co.
  8.00%, 6/1/22                                            3,000           3,241
New York Telephone &
  Telegraph Co.
  8.625%, 11/15/10                                         2,500           2,810
Ohio Bell Telephone Co.
  7.85%, 12/15/22                                          2,000           2,037
Pacific Bell Telephone Co.
  7.25%, 7/1/02                                            4,000           4,090
Southwestern Bell Telephone Co.
  6.625%, 4/1/05                                           3,000           2,957
United Telephone Florida
  6.25%, 5/15/03                                           6,000           5,839
United Telephone Ohio
  6.625%, 10/1/02                                          2,000           1,989
Wisconsin Bell
  6.75%, 8/15/24                                           4,000           3,624
                                                                       ---------
                                                                          57,321
                                                                       ---------
--------------------------------------------------------------------------------
TOTAL BONDS
  (COST $122,337)                                                        122,086
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION (0.6%)
--------------------------------------------------------------------------------
U.S. TREASURY NOTE
  5.50%, 4/15/00
  (COST $3,862)                                             4,000          3,930
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                          MARKET
                                                             FACE         VALUE*
                                                           AMOUNT          (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.3%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.51%, 2/3/97
  (COST $8,477)                                            $8,477     $    8,477
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.2%)
  (COST $555,372)                                                        638,833
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                       9,860
Liabilities                                                               (4,839)
                                                                       ---------
                                                                           5,021
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 49,804,319 outstanding
  $.001 par value shares
  (authorized 1,200,000,000 shares)                                     $643,854
================================================================================

NET ASSET VALUE PER SHARE                                                 $12.93
================================================================================

*See Note A in Notes to Financial Statements.
-Non-Income Producing Security.
ADR--American Depository Receipt.
MTN--Medium-Term Note.

--------------------------------------------------------------------------------
AT JANUARY 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                          AMOUNT             PER
                                                           (000)           SHARE
--------------------------------------------------------------------------------
 Paid in Capital                                        $554,284          $11.13
 Undistributed Net
  Investment Income                                        8,994             .18
 Accumulated Net Realized
  Losses--Note F                                          (2,885)           (.06)
 Unrealized Appreciation--Note E                          83,461            1.68
--------------------------------------------------------------------------------
 NET ASSETS                                             $643,854          $12.93
================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
REIT INDEX PORTFOLIO                                      SHARES           (000)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (97.6%)
--------------------------------------------------------------------------------
  Ambassador Apartments
   Inc. REIT                                              83,800      $    2,011
  Amli Residential Properties
   Trust REIT                                            129,600           3,078
  Apartment Investment &
   Management Co. Class A REIT                           123,800           3,327
  Associated Estates Realty
   Corp. REIT                                            132,400           3,128
  Avalon Properties, Inc. REIT                           300,100           8,290
  BRE Properties Inc. Class A REIT                       305,300           7,556
  Bay Apartment
   Communities, Inc. REIT                                178,800           6,437
  Beacon Properties Corp. REIT                           417,200          14,915
  Berkshire Realty Co., Inc. REIT                        240,600           2,496
  Bradley Real Estate Inc. REIT                          202,000           3,737
  Burnham Pacific
   Properties, Inc. REIT                                 163,000           2,404
  CBL & Associates
   Properties, Inc. REIT                                 199,400           5,110
  Cali Realty Corp. REIT                                 342,800          11,312
  Camden Property Trust REIT                             144,300           3,896
  CarrAmerica Realty Corp. REIT                          379,000          11,038
  CenterPoint Properties Corp. REIT                      156,900           5,099
  Chelsea GCA Realty, Inc. REIT                          111,800           3,843
  Colonial Properties Trust REIT                         157,400           4,584
  Columbus Realty Trust REIT                             120,800           2,658
  Commercial Net Lease
   Realty REIT                                           192,000           3,048
  Cousins Properties, Inc. REIT                          268,800           7,459
  Crescent Real Estate Inc. REIT                         338,600          18,157
  Crown American Realty
   Trust REIT                                            257,800           2,062
  Developers Diversified Realty
   Corp. REIT                                            225,500           8,062
  Duke Realty Investments,
   Inc. REIT                                             283,300          11,226
  Eastgroup Properties REIT                               57,400           1,586
  Equity Inns, Inc. REIT                                 223,400           3,016
  Equity Residential Properties
   Trust REIT                                            462,100          19,870
  Essex Property Trust, Inc. REIT                         93,700           2,741
  Evans Withycombe
   Residential, Inc. REIT                                173,600           3,646
  Excel Realty Trust, Inc. REIT                          152,700           3,703
  FAC Realty, Inc. REIT                                  109,500             643
  Federal Realty Investment
   Trust REIT                                            330,000           9,322
  Felcor Suite Hotels, Inc. REIT                         221,200           7,853
  First Industrial Realty Trust REIT                     285,800           8,288
  Franchise Finance Corp. of
   America REIT                                          388,400          10,244
  Gables Residential Trust REIT                          183,700           4,891
  General Growth
   Properties, Inc. REIT                                 275,700           8,684
  Glenborough Realty
   Trust, Inc. REIT                                       74,300           1,439
  Glimcher Realty Trust REIT                             208,700           4,487
  Alexander Haagen Properties,
   Inc. REIT                                             112,000           1,736
  Highwood Properties, Inc. REIT                         328,200          11,487
- Homestead Village, Inc. REIT                            21,123             396
- Homestead Village, Inc. REIT
   Warrants Exp. 10/29/97                                 34,297             309
  Horizon Group, Inc. REIT                               210,500           3,578
  Hospitality Properties Trust REIT                      252,200           7,818
  IRT Property Co. REIT                                  260,500           3,126
  Innkeepers USA Trust REIT                              208,800           2,767
  Irvine Apartment
   Communities, Inc. REIT                                176,400           4,697
  JDN Realty Corp. REIT                                  123,200           3,388
  JP Realty, Inc. REIT                                   152,000           4,085
  Kimco Realty Corp. REIT                                351,400          11,508
  Koger Equity, Inc. REIT                                196,100           3,505
  Kranzco Realty Trust REIT                               96,100           1,562
  Lexington Corporate
   Properties, Inc. REIT                                  86,600           1,277
  Liberty Property Trust REIT                            285,300           7,346
  The Macerich Co. REIT                                  243,800           6,704
  Manufactured Home
   Communities, Inc. REIT                                230,000           5,434
  Mark Centers Trust REIT                                 78,300             891
  Meridian Industrial
   Trust, Inc. REIT                                      111,500           2,453
  Merry Land & Investment
   Co., Inc. REIT                                        351,400           7,819
  MGI Properties, Inc. REIT                              107,800           2,345
  Mid-America Apartment
   Communities, Inc. REIT                                102,800           2,994
  Mills Corp. REIT                                       161,300           3,891
  National Golf Properties,
   Inc. REIT                                             114,000           3,477
  New Plan Realty Trust REIT                             570,500          13,621
  Oasis Residential, Inc. REIT                           154,900           3,679
  Pacific Gulf Properties, Inc. REIT                      90,400           2,023
  Paragon Group, Inc. REIT                               140,200           2,401
  Patriot American
   Hospitality, Inc. REIT                                139,100           6,538
  Pennsylvania Real Estate
   Investment Trust                                       82,800           2,039
  Post Properties, Inc. REIT                             208,800           8,665
  Price REIT, Inc.                                        94,700           3,480
  Prime Retail, Inc. REIT                                109,000           1,403
  Public Storage, Inc. REIT                              859,100          25,129
  RFS Hotel Investors, Inc. REIT                         231,800           4,346
  Realty Income Corp. REIT                               142,500           3,776
  Reckson Associates
   Realty Corp. REIT                                     111,100           4,944
  ROC Communities, Inc. REIT                             120,100           3,123
  Saul Centers, Inc. REIT                                112,200           1,851
  Security Capital Industrial
   Trust REIT                                            940,306          19,982
  Security Capital Pacific,
   Inc. REIT                                             702,127          16,676
  Shurgard Storage Centers, Inc.
   Class A REIT                                          242,700           6,765
  Simon DeBartolo Group,
   Inc. REIT                                             949,876          27,784
  Charles E. Smith Residential
   Realty, Inc. REIT                                      94,100           2,694
  Sovran Self Storage, Inc. REIT                          87,500           2,756

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
REIT INDEX PORTFOLIO                                      SHARES           (000)
--------------------------------------------------------------------------------
  Spieker Properties, Inc. REIT                          323,500          11,323
  Starwood Lodging Trust REIT                            386,100          15,782
  Storage Trust Realty REIT                              121,800           3,182
  Storage USA, Inc. REIT                                 238,800           9,045
  Summit Properties, Inc. REIT                           213,600           4,352
  Sun Communities, Inc. REIT                             141,900           4,594
  Sunstone Hotel
   Investors, Inc. REIT                                  116,800           1,562
  Taubman Co. REIT                                       437,300           5,904
  Town & Country Trust REIT                              146,500           2,106
  Trinet Corporate Realty
   Trust, Inc. REIT                                      128,800           4,685
  United Dominion Realty
   Trust REIT                                            809,978          12,555
  Urban Shopping Centers,
   Inc. REIT                                             142,000           4,296
  Vornado Realty Trust REIT                              226,300          12,418
  Walden Residential
   Properties, Inc. REIT                                 151,600           4,036
  Washington Real Estate
   Investment Trust                                      296,300           5,482
  Weeks Corp. REIT                                       110,100           3,977
  Weingarten Realty
   Investors REIT                                        255,200          10,974
  Wellsford Residential Property
   Trust REIT                                            162,600           4,573
  Western Investment Real Estate
   Trust REIT                                            159,900           2,079
  Winston Hotels, Inc. REIT                              143,575           1,938
--------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (COST $575,181)                                                        638,477
--------------------------------------------------------------------------------

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.5%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.51%, 2/3/97
  (COST $16,611)                                       $  16,611          16,611
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
  (COST $591,792)                                                        655,088
--------------------------------------------------------------------------------

                                                                          MARKET
                                                                          VALUE*
                                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      11,845
Liabilities                                                              (12,265)
                                                                        --------
                                                                            (420)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 51,804,191 outstanding
  $.001 par value shares
  (authorized 1,200,000,000 shares)                                     $654,668
--------------------------------------------------------------------------------

 NET ASSET VALUE PER SHARE                                                $12.64
================================================================================

*See Note A in Notes to Financial Statements.
-Non-Income Producing Security.

--------------------------------------------------------------------------------
AT JANUARY 31, 1997 , NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                          AMOUNT             PER
                                                           (000)           SHARE
--------------------------------------------------------------------------------
 Paid in Capital                                        $591,404          $11.42
 Overdistributed Net
  Investment Income                                          (32)             --
 Accumulated Net Realized Gains                               --              --
 Unrealized Appreciation--Note E                          63,296            1.22
--------------------------------------------------------------------------------
 NET ASSETS                                             $654,668          $12.64
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of a Portfolio's securities. Currency gains (losses) on the translation of other assets and liabilities are shown separately.

-------------------------------------------------------------------------------------------------
                                                       YEAR ENDED JANUARY 31, 1997
                                          -------------------------------------------------------
                                                    GOLD & PRECIOUS                     UTILITIES
                                              ENERGY         METALS    HEALTH CARE         INCOME
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                               (000)          (000)          (000)          (000)
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends(1)                               $9,329         $8,072        $25,834        $24,810
   Interest                                    2,344          1,114         14,067          9,467
                                         --------------------------------------------------------
      Total Income                            11,673          9,186         39,901         34,277
                                         --------------------------------------------------------
EXPENSES
   Investment Advisory Fees--Note B              644          1,054          2,157            542
   The Vanguard Group--Note C
      Management and Administrative            1,593          1,482          5,285          1,882
      Marketing and Distribution                 136            127            456            145
   Taxes (other than income taxes)                48             43            161             50
   Custodian Fees                                134            132            265             38
   Auditing Fees                                   6              6              8              6
   Shareholders' Reports                          56             70            128             74
   Annual Meeting and Proxy Costs                 11             10             40             11
   Directors' Fees and Expenses                    2              2              7              2
                                         --------------------------------------------------------
      Total Expenses                           2,630          2,926          8,507          2,750
      Expenses Paid Indirectly--Note C           (31)            --           (179)          (151)
                                         --------------------------------------------------------
      Net Expenses                             2,599          2,926          8,328          2,599
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                          9,074          6,260         31,573         31,678
-------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                 23,932         (4,618)        73,879         19,203
   Foreign Currencies                              1             12            (50)            --
-------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                      23,933         (4,606)        73,829         19,203
-------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
   Investment Securities                     191,762       (129,994)       331,291        (19,820)
   Foreign Currencies                              2             --            (20)            --
-------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                            191,764       (129,994)       331,271        (19,820)
-------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $224,771      $(128,340)      $436,673        $31,061
=================================================================================================

(1) Gold & Precious Metals Portfolio dividends are net of foreign withholding taxes of $339,000.

--------------------------------------------------------------------------
                                                         MAY 13, 1996,* TO
                                                             JAN. 31, 1997
                                                         -----------------
                                                                REIT INDEX
                                                                 PORTFOLIO
                                                                     (000)
--------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                       $ 9,276
   Interest                                                            382
                                                                   -------
      Total Income                                                   9,658
                                                                   -------
EXPENSES
   Investment Advisory Fees--Note B                                      5
   The Vanguard Group--Note C
      Management and Administrative                                    533
      Marketing and Distribution                                        16
   Taxes (other than income taxes)                                      10
   Custodian Fees                                                       22
   Auditing Fees                                                         6
   Shareholders' Reports                                                --
   Annual Meeting and Proxy Costs                                        4
   Directors' Fees and Expenses                                         --
                                                                   -------
      Total Expenses                                                   596
      Expenses Paid Indirectly--Note C                                  --
                                                                   -------
      Net Expenses                                                     596
--------------------------------------------------------------------------
NET INVESTMENT INCOME                                                9,062
--------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                          145
   Foreign Currencies                                                   --
--------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               145
--------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                            63,296
   Foreign Currencies                                                   --
--------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                    63,296
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $72,503
==========================================================================

*  Commencement of operations.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------------
                                                                    Energy                     Gold & Precious
                                                                   Portfolio                  Metals Portfolio
                                                            ------------------------      ------------------------
                                                                            Year Ended January  31,
                                                            ------------------------------------------------------
                                                                 1997           1996            1997          1996
                                                                (000)          (000)           (000)         (000)
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                    $   9,074      $   7,656      $   6,260      $   8,046
   Realized Net Gain (Loss)                                    23,933          7,591         (4,606)        24,290
   Change in Unrealized Appreciation
     (Depreciation)                                           191,764        104,905       (129,994)       134,802
                                                            ------------------------------------------------------
      Net Increase (Decrease) in Net Assets
         Resulting from Operations                            224,771        120,152       (128,340)       167,138
                                                            ------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                       (8,648)        (7,929)        (9,170)        (7,813)
   Realized Capital Gain                                      (14,413)        (8,594)        (3,261)            --
                                                            ------------------------------------------------------
      Total Distributions                                     (23,061)       (16,523)       (12,431)        (7,813)
                                                            ------------------------------------------------------
NET EQUALIZATION CREDITS (CHARGES)-Note A                          --             --             --             --
                                                            ------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1)
   Issued                                                     422,636        163,046        175,890        169,754
   Issued in Lieu of Cash Distributions                        21,861         15,560         11,571          7,233
   Redeemed                                                  (161,805)      (210,080)      (232,481)      (219,099)
                                                            ------------------------------------------------------
      Net Increase (Decrease) from Capital
         Share Transactions                                   282,692        (31,474)       (45,020)       (42,112)
------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                  484,402         72,155       (185,791)       117,213
------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                        505,047        432,892        648,300        531,087
                                                            ------------------------------------------------------
   End of Period                                             $989,449       $505,047       $462,509       $648,300
==================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                     19,911         10,166         13,263         13,989
    Issued in Lieu of Cash Distributions                          992            926            916            604
    Redeemed                                                   (8,060)       (13,053)       (17,991)       (18,112)
                                                            ------------------------------------------------------
      Net Increase (Decrease) in
         Shares Outstanding                                    12,843         (1,961)        (3,812)        (3,519)
==================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                             ENERGY                     GOLD & PRECIOUS
                                                                            PORTFOLIO                  METALS PORTFOLIO
                                                                     ------------------------      ------------------------
                                                                                     YEAR ENDED JANUARY  31,
                                                                     ------------------------------------------------------
                                                                          1997           1996           1997           1996
                                                                         (000)          (000)          (000)          (000)
---------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                            $   31,573      $  17,501      $  31,678      $  32,367
   Realized Net Gain (Loss)                                             73,829         39,020         19,203          3,435
   Change in Unrealized Appreciation
      (Depreciation)                                                   331,271        378,961        (19,820)       136,947
                                                                    -------------------------------------------------------
         Net Increase (Decrease) in Net Assets
            Resulting from Operations                                  436,673        435,482         31,061        172,749
                                                                    -------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                               (31,986)       (15,999)       (30,454)       (32,388)
   Realized Capital Gain                                               (53,604)       (28,431)        (1,026)            --
                                                                    -------------------------------------------------------
      Total Distributions                                              (85,590)       (44,430)       (31,480)       (32,388)
                                                                    -------------------------------------------------------
NET EQUALIZATION CREDITS (CHARGES)--Note A                                  --             --         (1,909)           495
                                                                    -------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1)
   Issued                                                            1,109,685        592,520        108,977        192,752
   Issued in Lieu of Cash Distributions                                 82,165         42,849         25,266         25,709
   Redeemed                                                           (350,498)      (143,494)      (268,802)      (171,184)
                                                                    -------------------------------------------------------
         Net Increase (Decrease) from Capital
            Share Transactions                                         841,352        491,875       (134,559)        47,277
---------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                         1,192,435        882,927       (136,887)       188,133
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                               1,653,641        770,714        780,741        592,608
                                                                    -------------------------------------------------------
   End of Period                                                    $2,846,076     $1,653,641       $643,854       $780,741
===========================================================================================================================

(1) Shares Issued (Redeemed)
      Issued                                                            20,050         13,423          8,741         16,949
      Issued in Lieu of Cash Distributions                               1,452            901          2,062          2,296
      Redeemed                                                          (6,324)        (3,400)       (21,789)       (15,333)
                                                                     ------------------------------------------------------
         Net Increase (Decrease) in
            Shares Outstanding                                          15,178         10,924        (10,986)         3,912
===========================================================================================================================

--------------------------------------------------------------------------
                                                            REIT INDEX
                                                             PORTFOLIO
                                                         -----------------
                                                         MAY 13, 1996,* to
                                                             JAN. 31, 1997
                                                                     (000)
--------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                           $ 9,062
   Realized Net Gain (Loss)                                            145
   Unrealized Appreciation (Depreciation)                           63,296
                                                                 ---------
      Net Increase (Decrease) in Net Assets
      Resulting from Operations                                     72,503
                                                                 ---------
DISTRIBUTIONS
   Net Investment Income                                            (9,094)
   Realized Capital Gain                                              (145)
   Return of Capital                                                  (371)
                                                                 ---------
      Total Distributions                                           (9,610)
                                                                 ---------
NET EQUALIZATION CREDITS (CHARGES)--NOTE A                              --
                                                                 ---------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                          592,437
   Issued in Lieu of Cash Distributions                              8,367
   Redeemed                                                         (9,029)
                                                                 ---------
        Net Increase (Decrease) from Capital Share Transactions    591,775
--------------------------------------------------------------------------
   Total Increase (Decrease)                                       654,668
--------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                                  --
                                                                 ---------
   End of Period                                                  $654,668
==========================================================================

(1)Shares Issued (Redeemed)
     Issued                                                         51,889
     Issued in Lieu of Cash Distributions                              695
     Redeemed                                                         (780)
                                                                 ---------
        Net Increase (Decrease) In Shares Outstanding               51,804
==========================================================================
*  Commencement of operations.

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

         The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                   ENERGY PORTFOLIO
                                                                                 YEAR ENDED JANUARY 31,
                                                          ---------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1997         1996           1995           1994           1993
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $17.19       $13.82         $15.77         $13.82         $12.73
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                         .25          .27            .23            .31            .34
   Net Realized and Unrealized Gain (Loss) on Investments       6.64         3.68          (1.65)          3.31           1.29
                                                           -------------------------------------------------------------------
      Total from Investment Operations                          6.89         3.95          (1.42)          3.62           1.63
                                                           -------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                         (.24)        (.28)          (.24)          (.29)          (.36)
   Distributions from Realized Capital Gains                    (.40)        (.30)          (.29)         (1.38)          (.18)
                                                           -------------------------------------------------------------------
      Total Distributions                                       (.64)        (.58)          (.53)         (1.67)          (.54)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $23.44       $17.19         $13.82         $15.77         $13.82
===============================================================================================================================

TOTAL RETURN*                                                 40.32%       28.68%         -9.15%         27.31%         13.02%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                           $989         $505           $433           $339           $164
   Ratio of Total Expenses to Average Net Assets               0.39%        0.51%          0.30%          0.17%          0.21%
   Ratio of Net Investment Income to Average Net Assets        1.36%        1.55%          1.66%          1.87%          2.47%
   Portfolio Turnover Rate                                       15%          21%            13%            41%            37%
   Average Commission Rate Paid                                $0484          N/A            N/A            N/A            N/A
-------------------------------------------------------------------------------------------------------------------------------

* Total return figures do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than one year.

-------------------------------------------------------------------------------------------------------------------------------
                                                                               GOLD & PRECIOUS METALS PORTFOLIO
                                                                                    YEAR ENDED JANUARY 31,
                                                          ---------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1997         1996           1995           1994           1993
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $14.07       $10.71         $13.58         $ 7.29          $9.41
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                         .13          .17            .27            .20            .19
   Net Realized and Unrealized Gain (Loss) on Investments      (2.98)        3.36          (2.83)          6.30          (2.13)
                                                           -------------------------------------------------------------------
      Total from Investment Operations                         (2.85)        3.53          (2.56)          6.50          (1.94)
                                                           -------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                         (.21)        (.17)          (.31)          (.21)          (.18)
   Distributions from Realized Capital Gains                    (.07)        --             --             --             --
                                                           -------------------------------------------------------------------
      Total Distributions                                       (.28)        (.17)          (.31)          (.21)          (.18)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $10.94       $14.07         $10.71         $13.58          $7.29
===============================================================================================================================

TOTAL RETURN*                                                -20.51%       33.24%        -19.20%         89.24%        -20.58%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                           $463         $648           $531           $613           $175
   Ratio of Total Expenses to Average Net Assets               0.50%        0.60%          0.25%          0.26%          0.36%
   Ratio of Net Investment Income to Average Net Assets        1.07%        1.38%          2.04%          2.04%          2.50%
   Portfolio Turnover Rate                                       19%           5%             4%            14%             2%
   Average Commission Rate Paid                               $.0085          N/A            N/A            N/A            N/A
-------------------------------------------------------------------------------------------------------------------------------

* Total return figures do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than one year.


-------------------------------------------------------------------------------------------------------------------------------
                                                                                 HEALTH CARE PORTFOLIO
                                                                                 YEAR ENDED JANUARY 31,
                                                           --------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1997         1996           1995           1994           1993
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $52.09       $37.01         $36.51         $32.66         $35.54
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                         .71          .61            .55            .79            .70
   Net Realized and Unrealized Gain (Loss) on Investments       9.88        16.06           2.83           5.79          (1.68)
                                                           -------------------------------------------------------------------
      Total from Investment Operations                         10.59        16.67           3.38           6.58           (.98)
                                                           -------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                         (.74)        (.57)          (.57)          (.76)          (.70)
   Distributions from Realized Capital Gains                   (1.29)       (1.02)         (2.31)         (1.97)         (1.20)
                                                           -------------------------------------------------------------------
      Total Distributions                                      (2.03)       (1.59)         (2.88)         (2.73)         (1.90)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $60.65       $52.09         $37.01         $36.51         $32.66
===============================================================================================================================

TOTAL RETURN*                                                 20.65%       45.47%          9.79%         21.21%         -2.92%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                         $2,846       $1,654           $771           $638           $562
   Ratio of Total Expenses to Average Net Assets               0.38%        0.46%          0.40%          0.19%          0.22%
   Ratio of Net Investment Income to Average Net Assets        1.41%        1.57%          1.58%          2.37%          2.06%
   Portfolio Turnover Rate                                        7%          13%            25%            19%            15%
   Average Commission Rate Paid                               $.0504          N/A            N/A            N/A            N/A
-------------------------------------------------------------------------------------------------------------------------------

* Total return figures do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than one year.

-------------------------------------------------------------------------------------------------------------------------------
                                                                        UTILITIES INCOME PORTFOLIO
                                                                           YEAR ENDED JANUARY 31,
                                                           ---------------------------------------------------
                                                                                                              MAY 15, 1992,* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  1997         1996           1995           1994   JAN. 31, 1993
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $12.84       $10.42         $11.67         $11.18         $10.00
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                         .58          .56            .56            .57            .41
   Net Realized and Unrealized Gain (Loss) on Investments        .09         2.42          (1.10)           .88           1.03
                                                           -------------------------------------------------------------------
      Total from Investment Operations                           .67         2.98           (.54)          1.45           1.44
                                                           -------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                         (.56)        (.56)          (.59)          (.56)          (.24)
   Distributions from Realized Capital Gains                    (.02)        --             (.12)          (.40)          (.02)
                                                           -------------------------------------------------------------------
      Total Distributions                                       (.58)        (.56)          (.71)          (.96)          (.26)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $12.93       $12.84         $10.42         $11.67         $11.18
===============================================================================================================================

TOTAL RETURN                                                   5.51%       29.47%         -4.47%        13.08%         14.51%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                         $644         $781           $593           $738           $361
   Ratio of Total Expenses to Average Net Assets               0.40%        0.44%          0.50%          0.42%          0.45%**
   Ratio of Net Investment Income to Average Net Assets        4.63%        4.88%          5.43%          4.82%          4.70%**
   Portfolio Turnover Rate                                       38%          35%            35%            46%            20%
   Average Commission Rate Paid                               $.0568          N/A            N/A            N/A            N/A
-------------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.



--------------------------------------------------------------------------
                                                      REIT INDEX PORTFOLIO
                                                         MAY 13, 1996,* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                JAN. 31, 1997
--------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 10.00
--------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                              .341
   Net Realized and Unrealized Gain (Loss) on Investments            2.659
                                                                   -------
      Total from Investment Operations                               3.000
                                                                   -------
DISTRIBUTIONS
   Dividends from Net Investment Income                              (.341)
   Distributions from Realized Capital Gains                         (.005)
   Return of Capital                                                 (.014)
                                                                   -------
      Total Distributions                                            (.360)
--------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $ 12.64
==========================================================================

TOTAL RETURN**                                                       30.33%
==========================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                            $   655
   Ratio of Total Expenses to Average Net Assets                     0.36%+
   Ratio of Net Investment Income to Average Net Assets              5.55%+
   Portfolio Turnover Rate                                              0%
   Average Commission Rate Paid                                    $ .0242
--------------------------------------------------------------------------

 * Commencement of operations.

** Total return figures do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than one year.

 + Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Specialized Portfolios is registered under the Investment Company Act of 1940 as a diversified open-end investment company and comprises the Energy, Gold & Precious Metals, Health Care, Utilities Income, and REIT Index Portfolios. The Energy, Gold & Precious Metals, and Health Care Portfolios may invest in securities of foreign issuers, which may subject them to investment risks not normally associated with investing in securities of United States corporations. Certain investments of the Utilities Income Portfolio are in debt instruments for which the issuers' abilities to meet their obligations may be affected by economic developments in the utilities industry.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities listed on U.S. exchanges are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices. Securities not listed on an exchange and precious metals are valued at the latest quoted bid prices. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value.

     2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of those currencies against U.S. dollars last quoted by major banks as of 5:00 p.m. Geneva time on the valuation date.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. EQUALIZATION: The Utilities Income Portfolio follows the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed income per share is unaffected by capital share transactions.

     4. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Under a contract that expires April 30, 1998, the Energy, Health Care, and Utilities Income Portfolios pay Wellington Management Company, llp, an advisory fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 1997, the investment advisory fees of the Energy, Health Care, and Utilities Income Portfolios represented effective annual rates of

0.10%, 0.10%, and 0.08%, respectively, of average net assets. The basic fees reflect fee waivers of $25,000, $86,000 and $70,000 (0.01%), respectively, for the period February 1, 1996, to April 30, 1996.

     Under a contract that expires January 30, 1998, the Gold & Precious Metals Portfolio pays M&G Investment Management Ltd. an advisory fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 1997, the investment advisory fee represented an effective annual rate of 0.18% of the Portfolio's average net assets after giving effect to a fee waiver of $310,000 (0.05%) for the period February 1, 1996, to November 30, 1996.

     The Vanguard Group furnishes investment advisory services to the REIT Index Portfolio on an at-cost basis.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each Portfolio under methods approved by the Board of Directors.

     Vanguard has asked the Fund's investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the year ended January 31, 1997, these arrangements reduced the expenses of the Energy, Health Care, and Utilities Income Portfolios by $31,000 (0.01%), $179,000 (0.01%), and $151,000 (0.02%), respectively.

     At January 31, 1997, the Fund had contributed capital aggregating $452,000 to Vanguard (included in Other Assets), representing 2.3% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

D. During the year ended January 31, 1997, purchases and sales of investment securities other than temporary cash investments were:

         --------------------------------------------------------------------
                                                               (000)
                                                    -------------------------
         PORTFOLIO                                  PURCHASES           SALES
         --------------------------------------------------------------------
         Energy                                      $325,918       $  95,373
         Gold & Precious Metals                       105,710         151,299
         Health Care                                  809,920         136,015
         Utilities Income                             255,439         384,296
         REIT Index                                   577,392             478
         --------------------------------------------------------------------

Realized net gains of the REIT Index Portfolio include $221,000 of capital gain distributions received from its REIT investments.

E. At January 31, 1997, net unrealized appreciation (depreciation) of investment securities for financial reporting and federal income tax purposes was:

         ---------------------------------------------------------------------
                                                       (000)
                                 ---------------------------------------------
                                                                NET UNREALIZED
                                 APPRECIATED      DEPRECIATED    APPRECIATION
         PORTFOLIO                SECURITIES       SECURITIES   (DEPRECIATION)
         ---------------------------------------------------------------------
         Energy                     $266,138       $  (5,892)        $260,246
         Gold & Precious Metals*      79,120         (82,609)          (3,489)
         Health Care                 923,593         (63,833)         859,760
         Utilities Income             88,497          (5,036)          83,461
         REIT Index                   64,387          (1,091)          63,296
         -----------------------------------------------------------------------

         *  See Note F.

The Health Care Portfolio had net unrealized foreign currency losses of $32,000 resulting from the translation of other assets and liabilities at January 31, 1997.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     During the year ended January 31, 1997, the Portfolios realized net foreign currency gains (losses) which increased (decreased) distributable net income for tax purposes; accordingly such gains (losses) have been reclassified from accumulated net realized gains (losses) to undistributed net income as follows:

         -----------------------------------------------------------------------
                                                                  (000)
                                                        ------------------------
                                                           INCREASE (DECREASE)
         PORTFOLIO                                      UNDISTRIBUTED NET INCOME
         -----------------------------------------------------------------------
         Energy                                                $    1
         Gold & Precious Metals                                    12
         Health Care                                              (50)
         -----------------------------------------------------------------------

     Gold & Precious Metals Portfolio: At January 31, 1997, the Gold & Precious Metals Portfolio had available realized losses of $5,107,000 to offset future net capital gains of $2,873,000 through January 31, 2005, and $2,234,000 through January 31, 2006. Certain of the Gold & Precious Metals Portfolio's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. Distributions to shareholders from passive foreign investment company income during the year ended January 31, 1997, were $2,594,000; the cumulative total of these distributions related to passive foreign investment company holdings at January 31, 1997, was $5,021,000, and is reflected in the balance of overdistributed net income.

     Utilities Income Portfolio: The Utilities Income Portfolio used a capital loss carryforward of $21,036,000 to offset taxable capital gains realized during the year ended January 31, 1997, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For federal tax purposes, capital gains required to be distributed in December 1996 included net gains realized through October 31, 1996. Subsequently the Utilities Income Portfolio realized capital losses of $2,606,000, which are available to offset future capital gains.

G. The market value of securities on loan to broker/dealers at January 31, 1997, and collateral received with respect to such loans were:

         ----------------------------------------------------------------------
                                                               (000)
                                                  -----------------------------
                                                  MARKET VALUE         CASH
                                                    OF LOANED       COLLATERAL
         PORTFOLIO                                 SECURITIES        RECEIVED
         ----------------------------------------------------------------------
         Energy                                      $  6,706        $  6,842
         Gold & Precious Metals                        27,239          34,747
         Health Care                                   15,506          15,871
         ----------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Directors of
Vanguard Specialized Portfolios

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Energy, Gold & Precious Metals, Health Care, Utilities Income and REIT Index Portfolios (constituting Vanguard Specialized Portfolios, hereafter referred to as the "Fund") at January 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1997 by correspondence with the custodian and, with respect to unsettled securities transactions, the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 28, 1997

SPECIAL 1996 TAX INFORMATION (UNAUDITED)
VANGUARD SPECIALIZED PORTFOLIOS

This information for the fiscal year ended January 31, 1997, is included pursuant to provisions of the Internal Revenue Code.

     The Portfolios designate the following as capital gain dividends (from net long-term capital gains):

         ---------------------------------------------------------------------------
                                                 LONG-TERM CAPITAL GAINS
                                                           (000)
                                         -------------------------------------------
                                                         AMOUNT        BALANCE FOR
                                            TOTAL      DISTRIBUTED   DISTRIBUTION IN
         PORTFOLIO                       DESIGNATED      IN 1996       MARCH 1997
         ---------------------------------------------------------------------------
         Energy                           $16,867      $  9,729        $  7,138
         Health Care                       40,789        11,244          29,545
         Utilities Income                     773           773              --
         REIT Index                           145           145              --
         ---------------------------------------------------------------------------

     The Gold & Precious Metals Portfolio has elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on January 31, 1997, are as follows:

         -------------------------------------------------------------------------
                                                          GROSS FOREIGN    FOREIGN
         COUNTRY                                            DIVIDENDS        TAX
         -------------------------------------------------------------------------
         Australia                                           $.0459        $.0037
         Canada                                               .0125         .0019
         Ghana                                                .0036         .0004
         Luxembourg                                           .0035         .0000
         South Africa                                         .0962         .0006
         United Kingdom                                       .0097         .0015
         -------------------------------------------------------------------------

     The pass-through of foreign tax credit affected only shareholders on the dividend record date in December 1996. Shareholders received more detailed information along with their Form 1099-DIV in January 1997.

     For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

                     Energy                                    44.6%
                     Gold & Precious Metals                    16.5%
                     Health Care                               30.4%
                     Utilities Income                          70.7%
                     REIT Index                                   0%



 All comparative mutual fund data are from Lipper Analytical Services, Inc. or
                      Morningstar unless otherwise noted.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
          and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
          Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
          Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
          Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
          American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
          University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO
          Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
          Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
          Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
          Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President,
          Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
          Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and
          Chief Financial Officer.


[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com  online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
   Vanguard/Windsor Fund
   Vanguard/Windsor II
   Vanguard Equity Income Fund
   Vanguard Quantitative Portfolios
   Vanguard Selected Value Portfolio
   Vanguard/Trustees' Equity-U.S. Portfolio
   Vanguard Convertible Securities Fund

BALANCED FUNDS
   Vanguard/Wellington Fund
   Vanguard/Wellesley Income Fund
   Vanguard STAR Portfolio
   Vanguard Asset Allocation Fund
   Vanguard LifeStrategy Portfolios

GROWTH FUNDS
   Vanguard/Morgan Growth Fund
   Vanguard/PRIMECAP Fund
   Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
   Vanguard Explorer Fund
   Vanguard Specialized Portfolios
   Vanguard Horizon Fund

INTERNATIONAL FUNDS
   Vanguard International Growth Portfolio
   Vanguard/Trustees' Equity-International
     Portfolio

INDEX FUNDS
   Vanguard Index Trust
   Vanguard Tax-Managed Fund
   Vanguard Balanced Index Fund
   Vanguard Bond Index Fund
   Vanguard International Equity Index Fund
   Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
   Vanguard Money Market Reserves
   Vanguard Treasury Money Market Portfolio
   Vanguard Admiral Funds

INCOME FUNDS
   Vanguard Fixed Income Securities Fund
   Vanguard Admiral Funds
   Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, FL, NJ, NY, OH, PA)

Q510-1/97